     AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 5, 2007.


                                                            FILE NOS. 333-128124

                                                                       811-08810
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


        Pre-Effective Amendment No.                             [ ]

        Post-Effective Amendment No. 8                          [X]


                                     and/or

                             REGISTRATION STATEMENT
                              UNDER THE INVESTMENT
                              COMPANY ACT OF 1940


             Amendment No. 9                                    [X]


                        (CHECK APPROPRIATE BOX OR BOXES)
                             ---------------------

                          FS VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                           ("FIRST SUNAMERICA LIFE")
                              (Name of Depositor)

                                 70 PINE STREET
                            NEW YORK, NEW YORK 10270
             (Address of Depositor's Principal Offices) (Zip Code)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 996-9786

                        AMERICAN HOME ASSURANCE COMPANY
                               ("AMERICAN HOME")
                              (Name of Guarantor)

                                 70 PINE STREET
                               NEW YORK, NY 10270
             (Address of Guarantor's Principal Offices) (Zip Code)

       GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000

                            MALLARY L. REZNIK, ESQ.
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       C/O AIG RETIREMENT SERVICES, INC.
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

It is proposed that this filing will become effective:


[X]immediately upon filing pursuant to paragraph (b) of Rule 485



[ ] on [DATE] pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on [DATE] pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: (i) Units of interest in FS Variable Separate Account of First SunAmerica Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.
Registrant does not intend for this Post-Effective Amendment No. 8 and Amendment No. 9 to delete from this Registration Statement, any document included in the Registration Statement but not filed herein including any currently effective Prospectus, Statement of Additional Information or supplements thereto.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT

                              PART A -- PROSPECTUS

Incorporated by reference to the Prospectus as filed under Form N-4, Post-Effective Amendment No. 7 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940, File Nos. 333-128124 and 811-08810, filed on April 30, 2007, Accession No. 0000950124-07-002507.

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                                               CAPTION
-----------                                                                               -------
15.          Cover Page..................................................  Cover Page
16.          Table of Contents...........................................  Table of Contents
17.          General Information and History.............................  The Polaris II A-Class Platinum Series
                                                                           Variable Annuity (P);
                                                                           Separate Account; General Account (P);
                                                                           Investment Options (P);
                                                                           Other Information (P)
18.          Services....................................................  Other Information (P)
19.          Purchase of Securities Being Offered........................  Purchasing a Polaris II A-Class
                                                                           Platinum Series Variable Annuity (P)
20.          Underwriters................................................  Distribution of Contracts
21.          Calculation of Performance Data.............................  Performance Data
22.          Annuity Payments............................................  Income Options (P);
                                                                           Income Payments; Annuity Unit Values
23.          Financial Statements........................................  Depositor: Other Information (P);
                                                                           Financial Statements; Registrant:
                                                                           Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
        POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITY (F3983PRO.2)
                          PROSPECTUS DATED MAY 1, 2007

--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY CHANGED TO NOVEMBER 5, 2007.

THE MARKETLOCK FOR LIFE PLUS FEATURE WILL NOT BE AVAILABLE FOR SALE UNTIL DECEMBER 10, 2007.

THE FOLLOWING IS ADDED TO THE FEE TABLES ON PAGE 4 OF THE PROSPECTUS:

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(Calculated as a percentage of the Benefit Base)*

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT                       ANNUALIZED FEE
-------------------------------------------                       --------------
For One Covered Person                                                 0.70%
For Two Covered Persons                                                0.95%

* MarketLock For Life Plus is an optional guaranteed minimum withdrawal benefit. The Benefit Base is initially equal to Gross Purchase Payments made in the first contract year plus Gross Purchase Payments made in contract years 2-5 capped each year at 100% of the Gross Purchase Payments made in the first year, adjusted for excess withdrawals during the applicable period. Thereafter, on each contract anniversary during the first 10 contract years, the Benefit Base is increased to the greater of (a) or (b) where (a) is the highest contract anniversary value (less Gross Purchase Payments in excess of the annual cap in contract years 2-5 and all Gross Purchase Payments made after the first five years) and (b) is the current Benefit Base plus an additional amount, if eligible; and adjusted for excess withdrawals during the applicable period calculated as the percentage of the greater of (a) Gross Purchase Payments made in the first two years; or (b) the highest contract anniversary value in the first 10 years, each adjusted for withdrawals during the applicable period. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios which in total equal the amount of the fee. Excess withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.

THE FOLLOWING REPLACES THE MAXIMUM EXPENSE EXAMPLES LOCATED ON PAGE 5 OF THE
PROSPECTUS:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 0.85%, optional MarketLock For Life Plus feature (0.95%), and investment in an Underlying Fund with total expenses of 1.85%.)

(1)  If you surrender your contract at the end of the applicable time period:

          1 YEAR                    3 YEARS           5 YEARS           10 YEARS
          ======================================================================
           $926                      $1,642            $2,376            $4,298
         =======================================================================

(2) If you annuitize your contract at the end of the applicable time period 4:

          1 YEAR                    3 YEARS           5 YEARS           10 YEARS
          ======================================================================
           $926                      $1,642            $2,376            $4,298
          ======================================================================


(3) If you do not surrender your contract:

          1 YEAR                    3 YEARS           5 YEARS           10 YEARS
          ======================================================================
           $926                      $1,642            $2,376            $4,298
          ======================================================================

THE FOLLOWING IS ADDED TO THE MARKETLOCK SECTION UNDER THE OPTIONAL LIVING BENEFITS HEADING IN THE PROSPECTUS:

MARKETLOCK FOR LIFE PLUS

What is MarketLock For Life Plus?

MarketLock For Life Plus is an optional guaranteed minimum withdrawal feature, available for an additional fee. The feature is designed to help you create a guaranteed income stream that may last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero. The feature guarantees withdrawals based on the greater of the highest contract anniversary value or the Benefit Base, as defined below, plus a potential additional amount ("Income Credit"). Thus, MarketLock For Life Plus may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, that you live longer than expected or any combination of these factors. You may never need to rely on MarketLock For Life Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Purchase Payments received in the contract's first five years are included in the Benefit Base.

Please note that this feature may not be available in your state. Please check with your financial representative for availability and any additional restrictions.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing the contract value, deducting applicable withdrawal charges, free withdrawal amounts and all other benefits, features and conditions of your contract.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and want to ensure that these withdrawals are not considered excess withdrawals under the feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR LIFE PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

When and how may I elect MarketLock For Life Plus?

You may elect MarketLock For Life Plus at the time of contract issue for immediate effectiveness; if we allow you to elect the feature after purchasing your contract, the feature is effective on the first contract anniversary after your election (the "Effective Date"). You cannot elect this feature if you elect any other optional living benefit. You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life Plus as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to owner(s) apply to the annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.

IF YOU ELECT ONE COVERED PERSON:

                                             COVERED PERSON
                                       ----------------------------
                                       MINIMUM              MAXIMUM
                                         AGE                AGE(1)
                                       -------              -------
     One Owner                           50                  75

    Joint Owners
(based on the age of                     50                  75
   the older Owner)

IF YOU ELECT TWO COVERED PERSONS:

                              COVERED PERSON #1            COVERED PERSON #2
                          --------------------------   -----------------------
                             MINIMUM        MAXIMUM       MINIMUM     MAXIMUM
                              AGE          AGE(1)          AGE         AGE(1)
                          -----------    -----------   -----------   ---------

NON-QUALIFIED:
    Joint Owners               50             75            50             85

NON-QUALIFIED:
   One Owner with              50             75            50            N/A(2)
Spousal Beneficiary

  QUALIFIED:
   One Owner with              50             75            50            N/A(2)
Spousal Beneficiary

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Owner. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life Plus work?

MarketLock For Life Plus automatically locks-in the greater of two values in determining the Covered Person(s) guaranteed lifetime benefit. For 10 years following the Effective Date, the feature annually locks-in the highest Anniversary Value or the Benefit Base plus an Income Credit, as described below. You may extend the period over which the feature locks-in the highest Anniversary Value beyond 10 years; however, the Income Credit is only available for the first 10 years following the Effective Date.

MarketLock For Life Plus automatically locks-in a new Benefit Base each year during the first 10 years of your contract based on the greater of either (1) the highest Anniversary Value, or (2) the Benefit Base increased by an Income Credit. The Income Credit is calculated as 6% of the Income Credit Base, defined below. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a contract year. For instance, if you take a withdrawal in year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second contract anniversary; however, if you do not take a withdrawal in year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third contract anniversary. Please see "How are the components of MarketLock For Life Plus calculated?" below for details.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

                                                                    MAXIMUM
                                                                    ANNUAL
                                                                  WITHDRAWAL
AGE OF THE COVERED PERSON AT TIME OF FIRST WITHDRAWAL             PERCENTAGE*
-----------------------------------------------------             -----------
 At least age 50 but prior to 60th Birthday                           4%
 At least age 60 but prior to 76th Birthday                           5%
         On or after 76th birthday                                    6%

Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

                                                        MAXIMUM
                                                         ANNUAL
AGE OF THE YOUNGER COVERED PERSON OR SURVIVING         WITHDRAWAL
COVERED PERSON AT TIME OF FIRST WITHDRAWAL             PERCENTAGE*
----------------------------------------------         -----------
At least age 50 but prior to 60th Birthday                 4%
At least age 60 but prior to 76th Birthday                 5%
        On or after 76th birthday                          6%

* The amount of any withdrawal, including any charges applicable to the withdrawal, must be within the Maximum Annual Withdrawal Amount. If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based on this contract) is greater than the Maximum Annual Withdrawal Amount (defined below) in any given year, no portion of the RMD withdrawal will be treated as an excess withdrawal (also defined below). Any portion of a withdrawal that is greater than either the Maximum Annual Withdrawal Amount or the RMD amount (based only on this contract) will be considered an excess withdrawal. Please see "What are the effects of withdrawals on MarketLock For Life Plus?" below.

Are there investment requirements if I elect MarketLock For Life Plus?

Yes, as long as the feature is in effect, we require that you allocate your Gross Purchase Payments and subsequent Gross Purchase Payments in accordance with the investment requirements listed below.


--------------------------------------------------------------------------------
     INVESTMENT GROUP         INVESTMENT               VARIABLE PORTFOLIOS
                              REQUIREMENT              AND/OR FIXED ACCOUNTS
--------------------------------------------------------------------------------
A.   Bond, Cash and Fixed     Minimum  20%             Cash Management
     Accounts                 Maximum 100%             Corporate Bond
                                                       Global Bond
                                                       Government & Quality Bond

                                                       DCA FIXED ACCOUNTS:
                                                       DCA 6-Month
                                                       DCA 12-Month

                                                       FIXED ACCOUNTS:
                                                       1-Year Fixed
--------------------------------------------------------------------------------
B.  Equity Maximum            Minimum  0%              Aggressive Growth
                              Maximum 80%              Alliance Growth
                                                       American Funds Asset Allocation
                                                       American Funds Global Growth
                                                       American Funds Growth
                                                       American Funds Growth-Income
                                                       Asset Allocation (EAM)
                                                       Balanced (JPM)
                                                       Blue Chip Growth
                                                       Capital Appreciation
                                                       Davis Venture Value
                                                       "Dogs" of Wall Street
                                                       Equity Opportunities
                                                       Foreign Value
                                                       Fundamental Growth
                                                       Global Equities
                                                       Growth
                                                       Growth-Income
                                                       High-Yield Bond
                                                       International Diversified Equities
                                                       International Growth and Income
                                                       Lord Abbett Growth and Income
                                                       Lord Abbett Mid Cap Value
                                                       Marsico Focused Growth
                                                       MFS Massachusetts Investors Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       MFS Total Return
                                                       Small & Mid Cap Value
                                                       Telecom Utility
                                                       Van Kampen LIT Comstock
                                                       Van Kampen LIT Growth and Income
                                                       Van Kampen LIT Strategic Growth
                                                       Worldwide High Income
--------------------------------------------------------------------------------
C.  Limited Equity            Minimum  0%              Capital Growth
                              Maximum 20%              Emerging Markets
                                                       Growth Opportunities
                                                       Mid-Cap Growth
                                                       Natural Resources
                                                       Real Estate
                                                       Small Company Value
                                                       Technology
--------------------------------------------------------------------------------

Your allocation instructions accompanying any Gross Purchase Payment must comply with the investment requirements, listed above, in order for your application or subsequent Gross Purchase Payment to be considered in good order. Please see ALLOCATION OF PURCHASE PAYMENTS above. We will automatically enroll you in the Automatic Asset Rebalancing Program, with quarterly rebalancing because market performance and withdrawal activity may result in your contract's allocations going outside these restrictions. This will ensure that your allocations are rebalanced quarterly to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:

    o    any transfer or reallocation you initiate; or

    o    any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current Automatic Asset Rebalancing Program instructions on file. If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Purchase Payment and implement those at the next rebalancing. Please see AUTOMATIC ASSET REBALANCING PROGRAM in the prospectus. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements at least 30 days in advance.

How are the components for MarketLock For Life Plus calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

    1. 100% of Gross Purchase Payments received during the first contract year; and

    2. Gross Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Gross Purchase Payments received in year 1. This means that if you made a $100,000 Gross Purchase Payment in year 1, Eligible Purchase Payments will include additional Gross Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments. If the feature is elected after contract issue, Gross Purchase Payments received from the Effective Date through contract year 5 are capped in each year at an amount equal to 100% of the Gross Purchase Payments received during the first contract year.

Any Gross Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Gross Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Values, as defined below. Please see SPOUSAL CONTINUATION below. Total Eligible Purchase Payments are limited to $1 million without our prior Company approval.

Second, we consider the INCOME CREDIT PERIOD and the BENEFIT BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the potential Income Credit. The Benefit Base Evaluation Period is the period of time over which we will consider Anniversary Values and if greater, the Benefit Base plus Income Credit during the Income Credit Period. The Income Credit Period and the Benefit Base Evaluation Period begin on the Effective Date and end 10 years later. On the expiration of the Benefit Base Evaluation Period, you may contact us to extend the Benefit Base Evaluation Period. Please see "CAN I EXTEND THE BENEFIT BASE EVALUATION PERIOD BEYOND 10 YEARS?" below. However, you cannot extend the Income Credit Period.

Third, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Benefit Base Evaluation Period minus any Ineligible Purchase Payments.

Fourth, we determine the BENEFIT BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Benefit Base is the contract value on the Effective Date. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" below. On each contract anniversary, we determine if the Benefit Base should be increased based on the maximum Anniversary Value or any available Income Credit. The calculation and components of this determination are detailed below.

    CALCULATION OF THE BENEFIT BASE WHEN INCOME CREDIT IS NOT AVAILABLE OR AFTER INCOME CREDIT PERIOD ENDS:

    On each contract anniversary occurring during the Benefit Base Evaluation Period, the Benefit Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than both (a) and (b), where:

    (a) is the current Benefit Base; and

    (b) is all previous maximum Anniversary Values during the Benefit Base Evaluation Period.

    CALCULATION OF THE BENEFIT BASE WHEN INCOME CREDIT IS AVAILABLE:

    The Income Credit Base is used to calculate the Income Credit during the Income Credit Period. The Income Credit is calculated as a percentage of the Income Credit Base. The Income Credit Base is used solely to calculate the Income Credit. The initial Income Credit Base is equal to the initial Eligible Purchase Payment.

    On each contract anniversary during the Income Credit Period, we determine the amount by which the Income Credit Base and/or the Benefit Base could increase. The components used to determine this amount are:

    (a) the Benefit Base calculated based on the maximum Anniversary Value; and

    (b) the Income Credit plus the current Benefit Base.

If (a) is greater than or equal to (b), the Income Credit Base and the Benefit Base are increased to the current Anniversary Value. If (b) is greater than (a), the Benefit Base is increased by the Income Credit and the Income Credit Base remains unchanged.

The Income Credit Base is increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Benefit Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Benefit Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the Contract Value is reduced by the Excess Withdrawal. The Income Credit Base is not used in the calculation of the Contract Value or any other benefits under the Contract.

The Benefit Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any excess withdrawals, defined below, are taken. Other than adjustments made for excess withdrawals, the Benefit Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Benefit Base Evaluation Period will not result in a lower Benefit Base or lower Income Credit Base.

Finally, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each contract year. The Maximum Annual Withdrawal Amount is calculated by multiplying the current Benefit Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. If the Benefit Base is increased on a contract anniversary, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The Maximum Annual Withdrawal Amount may also be decreased due to Excess Withdrawals. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" below.

What is the fee for MarketLock For Life Plus?

The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee is as follows:

    ALL YEARS IN WHICH THE
     FEATURE IS IN EFFECT              ANNUALIZED FEE
 -------------------------        ---------------------
 For One Covered Person           0.70% of Benefit Base
 For Two Covered Persons          0.95% of Benefit Base

The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Benefit Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals.

Any withdrawals in a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount do not reduce the Benefit Base or Income Credit Base. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS Withdrawals. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you plan to take withdrawals in any years during the Income Credit Period, an Income Credit will not be added to your Benefit Base in those years.

You may take withdrawals during a contract year up to or less than the Maximum Annual Withdrawal Amount. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

The impact of withdrawals and the effect on each component of MarketLock For Life Plus are further explained below:

    BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base are not reduced for those withdrawals. Excess Withdrawals as described above reduce the Benefit Base and Income Credit Base as follows:

    For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

    Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit.

    MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE PLUS CALCULATED?" ). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

THE MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF
WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is reduced to zero but the Benefit Base is greater than zero, guaranteed withdrawals will continue to be payable over the lifetime of the Covered Person(s). However, if at any time an Excess Withdrawal reduces your contract value to zero, no benefit remains, the Benefit Base Evaluation Period and the Income Credit Period end and Income Credit Base equals zero.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

    1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

    2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Can I extend the Benefit Base Evaluation Period beyond 10 years?

There is an option for extension of the Benefit Base Evaluation Period as long as the feature is still in effect and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension. IN ORDER TO EXTEND THE BENEFIT BASE EVALUATION PERIOD, WE WILL NOTIFY YOU 60 DAYS PRIOR TO THE END OF THE BENEFIT BASE EVALUATION PERIOD AND YOU MUST RESPOND TO US IN WRITING NO LATER THAN THE END OF THE CURRENT BENEFIT BASE EVALUATION PERIOD. If you elect to extend the Benefit Base Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new Benefit Base Evaluation Period which is a period of 5 years. See "How are the components for MarketLock For Life Plus calculated?" Also, if you extend the Benefit Base Evaluation Period, you should note that the components of the feature will change to those in effect at the time you elect to extend, such as the fee, Maximum Annual Withdrawal Percentage, and investment requirements, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the Benefit Base Evaluation Period.

If you do not contact us at the end of each Benefit Base Evaluation Period to extend the Benefit Base Evaluation Period, an extension will no longer be available and the Benefit Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Benefit Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Benefit Base Evaluation Period and you will not be permitted to extend the Benefit Base Evaluation Period in the future.

Can I extend the Income Credit Period beyond 10 years?

No. The Income Credit Period may not be extended. However, the Benefit Base Evaluation Period as described above may be extended.

What happens to MarketLock For Life Plus upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

    1. Make a death claim if the contract value is greater than zero which terminates MarketLock For Life Plus and the contract; or

    2. Continue the contract if the contract value is greater than zero, without MarketLock For Life Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

    1. Make a death claim if the contract value is greater than zero, which terminates MarketLock For Life Plus and the contract; or

    2. Continue the contract with MarketLock For Life Plus and its corresponding fee.

The components of the feature will not change as a result of a spousal continuation. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on: (1) the age of the younger Covered Person when the first withdrawal was taken or the age of the surviving Covered Person; or (2) the Benefit Base at the time of spousal continuation if no withdrawals were taken prior to the continuation.

If spousal continuation occurs during the Benefit Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Benefit Base during the remaining Benefit Base Evaluation Period and/or Income Credit Period. In addition, the Continuing Spouse will be eligible to extend the Benefit Base Evaluation Period upon the expiration of the period. (See "Can I extend the Benefit Base Evaluation Period beyond 10 years?" above).

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Life Plus upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock For Life Plus. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Life Plus upon the Latest Annuity Date?

If the contract value and the Benefit Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

    1. Annuitize the contract value under the contract's annuity provisions; or

    2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

    3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Annuity Income Option 3, as described in INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can MarketLock For Life Plus be cancelled?

MarketLock For Life Plus may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary after the 10th contract anniversary. Once MarketLock For Life Plus is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock For Life Plus will no longer apply to your contract. You may not extend the Benefit Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus after cancellation.

Are there circumstances under which MarketLock For Life Plus will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

    1. Annuitization of the contract; or

    2. Full surrender or termination of the contract; or

    3. A death benefit is paid and the contract is terminated; or

    4. Excess withdrawals reduce the contract value to zero; or

    5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Persons; or

    6. A change that removes all Covered Persons from the contract except as noted below and under "Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Life Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Life Plus. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

    1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

    2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for MarketLock For Life Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "Can MarketLock For Life Plus be cancelled?"

THE FOLLOWING REPLACES THE 5TH PARAGRAPH UNDER THE "LETTER OF INTENT" IN THE EXPENSES SECTION LOCATED ON PAGE 24:

You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your Polaris II A-Class Platinum Series contract during the 13-month period; and (2) the sales charge you actually paid, regardless if the original sales charge was based on your Letter of Intent investment goal. The charges are deducted from your investment options in the same proportion as their values are to your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.

THE FOLLOWING IS ADDED TO THE EXPENSES SECTION OF THE PROSPECTUS:

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE

The annualized MarketLock For Life Plus fee will be assessed as a percentage of the Benefit Base for all years in which the feature is in effect. The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

The fee is deducted proportionately from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter. The fee is as follows:

    ALL YEARS IN WHICH THE
     FEATURE IS IN EFFECT              ANNUALIZED FEE
 -------------------------        ---------------------
 For One Covered Person           0.70% of Benefit Base
 For Two Covered Persons          0.95% of Benefit Base


THE FOLLOWING IS ADDED TO THE MARKETLOCK EXAMPLES APPENDIX OF THE PROSPECTUS:

MARKETLOCK FOR LIFE PLUS EXAMPLES

The following examples demonstrate the operation of the MarketLock For Life Plus feature:

EXAMPLE 1:

Assume you elect MarketLock For Life Plus and you invest a single Gross Purchase Payment of $100,000, and you make no additional Gross Purchase Payments, and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the first anniversary is calculated as the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your first contract anniversary, your Benefit Base is adjusted to $106,000 which equals the greatest of your current Benefit Base ($100,000), your contract value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000).

Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st contract anniversary, you may take withdrawals of up to $5,300 each year as long as the Covered Person(s) is(are) alive and you do not take any excess withdrawals.

EXAMPLE 2:

Assume you elect MarketLock For Life Plus, you invest an initial Gross Purchase Payment of $100,000, you make subsequent Gross Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th contract anniversary. Assume further that on your 1st contract anniversary, your contract value is $103,000. Therefore, your Benefit Base and Income Credit Base do not increase due to a maximum Anniversary Value. Your contract values, Benefit Bases, Income Credit Bases, and Income Credits are given as follows:

      CONTRACT       CONTRACT                    INCOME       INCOME
    ANNIVERSARY       VALUE     BENEFIT BASE   CREDIT BASE    CREDIT
  -------------     ---------   ------------   -----------  ---------
         1st      $   103,000   $   106,000  $   100,000    $   6,000
         2nd      $   223,000   $   218,000  $   200,000    $  12,000
         3rd      $   223,000   $   230,000  $   200,000    $  12,000
         4th      $   223,000   $   242,000  $   200,000    $  12,000
         5th      $   253,000   $   285,800  $   230,000    $  13,800
         6th      $   303,000   $   299,600  $   230,000    $  13,800

Since the Benefit Base equals the Benefit Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Benefit Base at the time of deposit equals $206,000 ($106,000 + $100,000). $20,000 of the $120,000 Gross Purchase Payment is considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the 1st contract year (100% of $100,000). On your 2nd contract anniversary, your Income Credit is $12,000 (6% x $200,000) and your Benefit Base equals $218,000 ($206,000 + $12,000). Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $10,900 if you were to start taking withdrawals after the 2nd contract anniversary (5% of the $218,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Gross Purchase Payment of $30,000 in year 5, your new Benefit Base equals $272,000 ($242,000 + $30,000). On your 5th contract anniversary, your Income Credit Base is $230,000 and your Income Credit equals $13,800 ($230,000 x 6%). Your Benefit Base equals $285,800 ($272,000 + $13,800).
Any Gross Purchase Payments made on or after your 5th contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Gross Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. A maximum Anniversary Value is not attained on the 6th contract anniversary since the contract value of $303,000 is reduced by Ineligible Purchase Payments of $70,000 ($20,000 + $50,000). Therefore, your Benefit Base is $299,600 ($285,800 + $13,800). If you were to start taking withdrawals after the 6th contract anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $14,980 (5% of the $299,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $14,980 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3:

Assume you elect MarketLock For Life Plus and you invest a single Gross Purchase Payment of $100,000, and you make no additional Gross Purchase Payments. Assume that your contract values, Benefit Bases, Income Credit Bases, and Income Credits are as follows:

      CONTRACT       CONTRACT                    INCOME       INCOME
    ANNIVERSARY       VALUE     BENEFIT BASE   CREDIT BASE    CREDIT
  -------------     ---------   ------------   -----------  ---------
         1st      $   103,000   $   106,000  $   100,000     $  6,000
         2nd      $   115,000   $   115,000  $   115,000         N/A*
         3rd      $   107,000   $   121,900  $   115,000     $  6,900
         4th      $   110,000   $   128,800  $   115,000     $  6,900
         5th      $   140,000   $   140,000  $   140,000         N/A*
         6th      $   145,000   $   148,400  $   140,000     $  8,400

* The Benefit Base calculated based on the maximum anniversary value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current anniversary value, and the Benefit Base is not increased by the Income Credit.

On your 6th contract anniversary, your contract value is $145,000, and your Benefit Base is stepped-up to $148,400 and Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,420 (5% of the $148,400 Benefit Base). Therefore, if you do not take any excess withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $7,420 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
             AMOUNT:

Assume you elect MarketLock For Life Plus, and you invest a single Gross Purchase Payment of $100,000 with no additional Gross Purchase Payments and no withdrawals before the 6th contract anniversary. Contract values, Benefit Base values, Income Credit Base values, and Income Credit amounts are as described in EXAMPLE 3 above. Also assume that during your 7th contract year, after your 6th contract anniversary, your contract value is $107,920 and you make a withdrawal of $11,440. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,420), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,440 -- $7,420), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,420. Your contract value after this portion of the withdrawal is $100,500 ($107,920 -- $7,420), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,020/$100,500 = 4%). The Benefit Base is adjusted to $142,464 ($148,400 minus
4% of $148,400 equals $5,936). The Income Credit Base is adjusted to $134,400 ($140,000 minus 4% of $140,000 equals $5,600). Your new Income Credit is 6% of your new Income Credit Base (6% x $134,400), which equals $8,064. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($142,464 x 5%), which equals $7,123.20. Therefore, if you do not take additional excess withdrawals, you may take up to $7,123.20 each year as long as the Covered Person(s) is(are) alive.

Dated:

                Please keep this Supplement with your Prospectus

                     STATEMENT OF ADDITIONAL INFORMATION

                INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              IN CONNECTION WITH

                         FS VARIABLE SEPARATE ACCOUNT
              POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITY


      This Statement of Additional Information is not a prospectus; it should be read with the prospectus, November 5, 2007, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 99NY-SUN or writing Us at:




                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                                November 5, 2007

                               TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----
Separate Account.....................................................     3

General Account......................................................     3

Support Agreement Between the Company and AIG........................     4

Performance Data.....................................................     4

Death Benefit Option for Contracts Issued Before May 1, 2007.........     7

Death Benefits Following Spousal Continuation for Contracts Issued
  Before May 1, 2007.................................................     8

Annuity Income Payments..............................................     9

Annuity Unit Values..................................................     9

Taxes................................................................    12

Distribution of Contracts............................................    20

Financial Statements.................................................    20

                               SEPARATE ACCOUNT


     FS Variable Separate Account ("Separate Account") was originally established by the First SunAmerica Life Insurance Company (the "Company") on September 9, 1994, pursuant to the provisions of New York law, as a segregated asset account of the Company. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance and life insurance and retirement services, financial services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.


      The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

      The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios ("Underlying Funds"). The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges.

      The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

      Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).


                        AMERICAN HOME ASSURANCE COMPANY


      American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG").



                                 GENERAL ACCOUNT

      The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

      The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.


                               PERFORMANCE DATA

      From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Cash Management Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

      In addition, the Separate Account may advertise "total return" data for its Variable Portfolios. A Variable Portfolio is a subaccount of the Separate Account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio.

CASH MANAGEMENT PORTFOLIO

      Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

      Base Period Return = (EV-SV-CMF)/(SV)

      where:

SV. =   value of one Accumulation Unit at the start of a 7 day period
EV. =   value of one Accumulation Unit at the end of the 7 day period
CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

      The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of contract owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

      The current yield is then obtained by annualizing the Base Period Return:

      Current Yield = (Base Period Return) x (365/7)

      The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

      Effective Yield = [(Base Period Return + 1) 365/7 - 1]

      For the seven day period ended December 31, 2002, the effective yield for the Cash Management Portfolio was -0.51%. The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

      Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account compute their performance data as "total return."

     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula.

         P(1+T)(n) = ERV

         where:

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof).

      Standardized performance for the Variable Portfolios available in this contract reflect total returns using the three year surrender charge schedule.

      The total return figures reflect the effect of both non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the corresponding Underlying Funds of the Trusts, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each Underlying Fund. In some cases a particular Variable Portfolio may have been available in another contract funded through this Separate Account. If the Variable Portfolio was included in this Separate Account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds of the Trusts, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date of the contracts were first offered to the public (which will reflect the effect of charges and expenses imposed under the contracts). The Trusts have served since their inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.


      We may, from time to time, advertise other variations of performance along with the standardized performance as described above. These rates of return do not reflect election of the optional features. As a fee is charged for optional features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.


Portfolio Allocator Models Performance

      Please note, certain broker-dealers offer asset allocation models or sample portfolios that are different from the Portfolio Allocator Models. The performance information described below for the Portfolio Allocator Models is also applicable to the asset allocation models and sample portfolios.

      The Separate Account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

      Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

      The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be complete redemption at the end of the period in question.

        P (1+T) (n) = ERV

        P = contract value at the beginning of period n

        T = average annual total return for the period in question

        n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

        ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the reevaluation date of March 31. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.


          DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BEFORE MAY 1, 2007

MAXIMUM ANNIVERSARY DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of the withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

     1. Contract value; or

     2. The lesser of:

           a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of the withdrawal; or

           b. 125% of Contract Value.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value. Accordingly, you do not get benefit if you are age 90 or older at the time of your death.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

   DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BEFORE
                                  MAY 1, 2007

Capitalized terms used in this SAI have the same meaning as they have in the Death Benefit section of the prospectus.

The term "withdrawal" as used in describing the death benefit below is defined as withdrawals and the fees and charges applicable to those withdrawals.

     If the Continuing Spouse is under age 83 on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

          a. Contract value; or

          b. Contract value on the Continuation Date, plus Gross Purchase Payment received after the Continuation Date and prior to the Continuing Spouse's 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

          a. Contract value; or

          b. the lesser of:

             (1) Contract value on the Continuation Date, plus Gross Purchase
                 Payment received after the Continuation Date and prior to the Continuing Spouse's 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

             (2) 125% of the contract value.

     If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, their Beneficiary will receive only the contract value.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

      The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity option selected.

      The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

      For fixed Annuity Income Payments, the amount of the second and each subsequent monthly Annuity Income Payment is the same as that determined above for the first monthly payment.

      For variable Annuity Income Payments, the amount of the second and each subsequent monthly Annuity Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Annuity Income Payment is due.

                               ANNUITY UNIT VALUES

      The value of an Annuity Unit is determined independently for each Variable Portfolio.

      The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Income Payments to increase (or not to decrease).

      The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

      For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

      The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

      The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

      The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

      ILLUSTRATIVE EXAMPLE

      Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

NIF =   ($11.46/$11.44)
    =   1.00174825

      The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/(1/12)/] = 0.99713732

      In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

      To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on Our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

      The NIF measures the performance of the funds that are basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less that one and payments are decreased.

VARIABLE INCOME PAYMENTS

      ILLUSTRATIVE EXAMPLE

      Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Income Payment date is $13.327695.

      P's first variable Income Payment is determined from annuity factor tables, using the information assumed above. From the tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable Income Payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

      The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $557.61/$13.256932 = 42.062143

      P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 42.062143 x $13.327695 = $560.59

      The third and subsequent variable Income Payments are computed in a manner similar to the second variable Income Payment.

      Note that the amount of the first variable Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of Qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

o  after attainment of age 59 1/2;

o  when paid to your beneficiary after you die;

o  after you become disabled (as defined in the IRC) ;

o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

o  dividends paid with respect to stock of a corporation described in IRC
   Section 404(k);

o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

o for payment of health insurance if you are unemployed and meet certain requirements;

o  distributions from IRAs for higher education expenses;

o  distributions from IRAs for first home purchases;

o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section.

Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into a Beneficiary IRA. A Beneficiary IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Beneficiary IRA in a direct "trustee-to-trustee" transfer. Beneficiary IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another investment option under the same plan, or in the case of a 403(b) plan or program, to another contract or account of the same plan type or from a Qualified Plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. The Department of the Treasury published proposed 403(b) regulations on November 16, 2004. These Treasury regulations, when issued in final form, could affect or limit contractual rights, including but not limited to the right to transfer amounts to another provider.


PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2007 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2007 may not exceed the lesser of $45,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $83,000, your contribution may be fully deductible; if your income is between $83,000 and $93,000, your contribution may be partially deductible and if your income is $93,000 or more, your contribution may not be deductible. If you are single and your income is less than $52,000, your contribution may be fully deductible; if your income is between $93,000 and $103,000, your contribution may be partially deductible and if your income is $103,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $166,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                            DISTRIBUTION OF CONTRACTS


      The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



                              FINANCIAL STATEMENTS

The following financial statements of FS Variable Separate Account and financial statements of First SunAmerica Life Insurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 7 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940, File Nos. 333-128124 and 811-08810, filed on April 30, 2007, Accession No.
0000950124-07-002507:

FS Variable Separate Account
     -   Report of Independent Registered Public Accounting Firm
     -   Statement of Assets and Liabilities as of December 31, 2006
     -   Schedule of Portfolio Investments as of December 31, 2006
     -   Statement of Operations for the year ended December 31, 2006
     - Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005
     -   Notes to Financial Statements

First SunAmerica Life Insurance Company
     -   Report of Independent Registered Public Accounting Firm
     -   Balance Sheet as of December 31, 2006 and 2005
     - Statement of Income and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004
     - Statement of Cash Flows for the years ended December 31, 2006, 2005 and 2004
     -   Notes to Financial Statements



The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contract.


The following statutory financial statements of American Home Assurance Company are included in this Statement of Additional Information:


        -  Report of Independent Auditors
        - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2006 and 2005
        - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2006, 2005 and 2004
        -  Statements of Cash Flow for the years ended December 31, 2006,
           2005 and 2004
        -  Notes to Statutory Basis Financial Statements



You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued by the Company.



PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent auditors for American Home. The financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors............................................    2
Statements of Admitted Assets.............................................    3
Statements of Liabilities, Capital and Surplus............................    4
Statements of Income and Changes in Capital and Surplus...................    5
Statements of Cash Flow...................................................    6
Notes to Statutory Basis Financial Statements.............................    7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2006.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, on the basis of accounting described in Note 1 to the financial statements.


/s/ PricewaterhouseCoopers LLP

New York, NY
April 26, 2007

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2006 AND 2005
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                           2006          2005
------------------                                       -----------   -----------
Cash and Invested Assets:
   Bonds, at amortized cost (NAIC market value:
      2006 - $15,146,927; 2005 - $9,798,011)             $14,844,987   $ 9,663,980
   Stocks:
      Common stocks, at NAIC market value
         (Cost: 2006 - $1,602,207; 2005 - $1,575,109)      3,304,355     3,190,583
      Preferred stocks, primarily at NAIC market value
         (Cost: 2006 - $577,109; 2005 - $539,993)            587,471       542,438
   Other invested assets, primarily at equity
      (Cost: 2006 - $1,171,367; 2005 - $2,109,071)         1,509,651     2,261,269
   Securities lending collateral                             203,323       295,591
   Short-term investments, at amortized cost
      (approximates NAIC market value)                       129,196        95,534
   Cash                                                      164,596        22,494
   Receivable for securities                                      --       164,069
                                                         -----------   -----------
         TOTAL CASH AND INVESTED ASSETS                   20,743,579    16,235,958
                                                         -----------   -----------
Investment income due and accrued                            203,764       234,067
Agents' balances or uncollected premiums:
   Premiums in course of collection                          955,240       925,573
   Premiums and installments booked but deferred
      and not yet due                                        371,971       355,388
   Accrued retrospective premiums                          1,606,389     1,267,421
Amounts billed and receivable from high deductible
   policies                                                   76,370       104,345
Reinsurance recoverable on loss payments                     488,243       399,204
Funds held by or deposited with reinsurers                    13,951        23,948
Deposit accounting assets                                    809,537     1,336,343
Deposit accounting assets - funds held                        94,279       432,987
Federal and foreign income taxes recoverable from
   parent                                                     63,569       794,462
Net deferred tax assets                                      421,900       308,507
Equities in underwriting pools and associations              858,614       577,679
Electronic data processing equipment, less accumulated
   depreciation                                                   --        93,882
Receivable from parent, subsidiaries and affiliates        1,484,555     3,189,824
Other admitted assets                                        179,243       178,400
                                                         -----------   -----------
         TOTAL ADMITTED ASSETS                           $28,371,204   $26,457,988
                                                         ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2006 AND 2005
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                           2006          2005
------------------                                       -----------   -----------
                     Liabilities

Reserves for losses and loss adjustment expenses         $12,754,581   $11,620,078
Unearned premium reserves                                  4,518,443     4,334,485
Commissions, premium taxes, and other expenses payable       183,640       118,273
Reinsurance payable on paid loss and loss adjustment
   expenses                                                  308,091       247,937
Funds held by company under reinsurance treaties             228,878       255,848
Provision for reinsurance                                    128,824       210,152
Ceded reinsurance premiums payable, net of ceding
   commissions                                               427,505       431,565
Retroactive reinsurance reserves - assumed                    23,242        32,893
Retroactive reinsurance reserves - ceded                     (61,283)      (65,044)
Deposit accounting liabilities                               172,296       486,910
Deposit accounting liabilities - funds held                  703,508     1,006,426
Securities lending payable                                   203,323       295,591
Collateral deposit liability                                 613,043       505,755
Payable to parent, subsidiaries and affiliates             1,547,586     1,583,699
Payable for securities                                       110,581            --
Other liabilities                                            297,093       343,769
                                                         -----------   -----------
   TOTAL LIABILITIES                                      22,159,351    21,408,337
                                                         -----------   -----------

                 Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158
   shares authorized, 1,695,054 shares issued and
   outstanding                                                25,426        25,426
Capital in excess of par value                             2,779,526     2,779,526
Unassigned surplus                                         3,357,054     2,176,592
Special surplus funds from retroactive reinsurance            49,847        68,107
                                                         -----------   -----------
   TOTAL CAPITAL AND SURPLUS                               6,211,853     5,049,651
                                                         -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS               $28,371,204   $26,457,988
                                                         ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                           2006          2005         2004
--------------------------------                        ----------   -----------   ----------
                Statements of Income
Underwriting Income:
   Premiums earned                                      $7,700,011   $ 7,045,820   $6,522,744
                                                        ----------   -----------   ----------
Underwriting Deductions:
   Losses incurred                                       4,606,481     5,406,410    4,766,133
   Loss adjustment expenses incurred                       803,517     1,098,644      730,780
   Other underwriting expenses incurred                  1,825,815     1,584,477    1,424,929
                                                        ----------   -----------   ----------
Total Underwriting Deductions                            7,235,813     8,089,531    6,921,842
                                                        ----------   -----------   ----------
NET UNDERWRITING INCOME (LOSS)                             464,198    (1,043,711)    (399,098)
                                                        ----------   -----------   ----------
Investment Income:
   Net investment income earned                            702,426       630,678      419,418
   Net realized capital gains (net of capital gains
      taxes: 2006 - $29,092; 2005 - $20,492;
      2004 - $13,604)                                       61,624        38,055       25,265
                                                        ----------   -----------   ----------
NET INVESTMENT GAIN                                        764,050       668,733      444,683
                                                        ----------   -----------   ----------
Net loss from agents' or premium balances charged-off      (49,762)     (145,742)     (42,783)
Other gain, net of dividends to policyholders               63,978        91,947       37,322
                                                        ----------   -----------   ----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                  1,242,464      (428,773)      40,124
Federal income tax expense (benefit)                       263,263      (243,047)      86,311
                                                        ----------   -----------   ----------
   NET INCOME (LOSS)                                    $  979,201   $  (185,726)  $  (46,187)
                                                        ==========   ===========   ==========

            Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year   $5,049,651   $ 3,339,340   $3,621,899
   Adjustment to beginning surplus                          55,538      (211,984)    (588,401)
                                                        ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                    5,105,189     3,127,356    3,033,498
                                                        ----------   -----------   ----------
Changes in Capital and Surplus:
   Net income (loss)                                       979,201      (185,726)     (46,187)
   Change in net unrealized capital gains (net of
      capital gains taxes: 2006 - $121,173;
      2005 - $13,354; 2004 - ($92,280))                    119,660       164,444      268,660
   Change in net deferred income tax                       (13,270)      112,728      455,352
   Change in non-admitted assets                           (80,352)     (322,775)    (345,908)
   Change in provision for reinsurance                      81,328       166,585       (7,795)
   Paid in capital and surplus                                  --     2,076,780      157,948
   Cash dividends to stockholder                                --       (31,732)     (63,464)
   Other surplus adjustments                                 1,268            --     (149,132)
   Foreign exchange translation                             18,829       (58,009)      36,368
                                                        ----------   -----------   ----------
      TOTAL CHANGES IN CAPITAL AND SURPLUS               1,106,664     1,922,295      305,842
                                                        ----------   -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                       $6,211,853   $ 5,049,651   $3,339,340
                                                        ==========   ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                           2006          2005          2004
--------------------------------                       -----------   -----------   -----------
                Cash From Operations

Premiums collected, net of reinsurance                 $ 6,433,712   $ 7,143,463   $ 7,080,889
Net investment income                                      787,413       604,156       436,057
Miscellaneous income (expense)                              75,317       (53,776)       (4,929)
                                                       -----------   -----------   -----------
   SUB-TOTAL                                             7,296,442     7,693,843     7,512,017
                                                       -----------   -----------   -----------
Benefit and loss related payments                        3,520,205     3,809,181        13,777
Commission and other expense paid                        2,401,959     2,171,077     1,930,945
Dividends paid to policyholders                              1,344           878           601
Change in Federal and foreign income taxes                (438,538)       (3,783)      618,202
                                                       -----------   -----------   -----------
   NET CASH PROVIDED FROM OPERATIONS                     1,811,472     1,716,490     4,948,492
                                                       -----------   -----------   -----------

               Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                 5,231,792     4,129,223     3,286,111
   Stocks                                                3,211,715     2,795,546     2,427,404
   Other                                                 1,646,730     3,042,793     4,128,503
                                                       -----------   -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR
      REPAID                                            10,090,237     9,967,562     9,842,018
                                                       -----------   -----------   -----------
Cost of investments acquired
   Bonds                                                10,488,316     5,803,573     5,267,295
   Stocks                                                3,180,130     3,071,743     2,513,100
   Other                                                   350,752     3,630,931     4,462,156
                                                       -----------   -----------   -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                   14,019,198    12,506,247    12,242,551
                                                       -----------   -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES              (3,928,961)   (2,538,685)   (2,400,533)
                                                       -----------   -----------   -----------

   Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock         1,326,780       750,000       157,948
Dividends to stockholder                                        --       (47,598)      (63,464)
Intercompany receivable and payable, net                   342,735       195,946        75,428
Net deposit on deposit-type contracts and other
   insurance                                               262,411       285,727      (641,968)
Other                                                      361,327      (332,847)   (2,098,327)
                                                       -----------   -----------   -----------
   NET CASH PROVIDED FROM FINANCING ACTIVITIES           2,293,253       851,228    (2,570,383)
                                                       -----------   -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS           175,764        29,033       (22,424)
Cash and Short-term Investments:
   Beginning of year                                       118,028        88,995       111,419
                                                       -----------   -----------   -----------
   END OF YEAR                                         $   293,792   $   118,028   $    88,995
                                                       ===========   ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., a Delaware corporation.

     On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIG Commercial Insurance Group, Inc., an indirect wholly-owned subsidiary of AIG (formerly known as NHIG Holding Corp.). Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation; the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

     DECEMBER 31,                                        2006         2005            2004
     ------------                                     ----------    ----------     ----------
     NET INCOME (LOSS), NY SAP                       $   979,201    $  (185,726)   $   (46,187)
     State Practices - (Deduction):
        Non-Tabular Discounting                          (21,866)       (31,431)       (44,160)
                                                      -----------    -----------    -----------
     NET INCOME (LOSS), NAIC SAP                     $   957,335    $  (217,157)   $   (90,347)
                                                     ===========    ===========    ===========
     STATUTORY SURPLUS, NY SAP                       $ 6,211,853    $ 5,049,651    $ 3,339,340
     State Prescribed Practices - (Charge):
        Non-Tabular Discounting                         (234,471)      (212,605)      (181,174)
        Regulation 20 - Other reinsurance credits       (133,123)      (201,421)      (186,179)
        Regulation 20 - Parental letters of credit      (406,784)      (398,389)       (37,454)
        EDP equipment and software                            --        (93,881)       (90,731)
                                                     -----------    -----------    -----------
     Total State Prescribed Practices                   (774,378)      (906,296)      (495,538)
                                                     -----------    -----------    -----------
     STATUTORY SURPLUS, NAIC SAP                     $ 5,437,475    $ 4,143,355    $ 2,843,802
                                                     ===========    ===========    ===========

     In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $131,697. In addition, the Superintendent has permitted the Company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2006 amounted to $251,881.

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2006 reporting period.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     Invested Assets: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2006 and 2005, the NAIC market value of the Company's mortgage-backed securities approximated $160,750 and $165,005, respectively. Mortgage-backed securities

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

          include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The average discount rate is approximately 20.1%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     - Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectibility. The Company writes-off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2006 and 2005, no investment income due and accrued was determined to be uncollectible or non-admitted.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

     Revenue Recognition: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2006 and 2005, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,606,389 and $1,267,421, respectively, net of non-admitted premium balances of $55,203 and $3,084, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

     For the years ended December 31,             2006       2005       2004
     --------------------------------           --------   --------   --------
     Net written premiums subject to
        retrospectively rated premiums          $684,635   $510,615   $543,499
     Percentage of total net written premiums        8.7%       7.1%      7.8%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insurers the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

     In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

     The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (the Association or AIUOA). See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,676,681 and $1,671,598, as of December 31, 2006 and 2005, respectively. As of December 31, 2006 and 2005, the Company's tabular discount amounted to $238,180 and $184,289, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     reinsurance) subject to the non-tabular discounting were $1,676,681 and $1,671,598 as of December 31, 2006 and 2005, respectively. As of December 31, 2006 and 2005, the Company's non-tabular discount amounted to $234,471 and $212,605, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, EDP equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2006, 2005 and 2004, depreciation and amortization expense amounted to $21,036, $24,616 and $17,060, and accumulated depreciation as of December 31, 2006 and 2005 amounted to $107,392 and $88,562, respectively.

     Reclassifications: Certain balances contained in the 2005 and 2004 financial statements have been reclassified to conform with the current year's presentation.

     During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

During 2006, 2005 and 2004, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2005, 2004 and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

2003 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $55,538, ($211,984) and $588,401 as of December 31, 2005, 2004 and 2003, respectively.

ACCOUNTING ADJUSTMENTS TO 2005 AND 2004 STATUTORY BASIS FINANCIAL STATEMENTS

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2006 and 2005.

The impact of these corrections on policyholder surplus as of January 1, 2006 and 2005 is as follows:

                                              POLICYHOLDERS
                                                 SURPLUS
                                              -------------
BALANCE AT DECEMBER 31, 2005                    $5,049,651
Correction of Error Adjustments:
   Asset admissibility                              (3,482)
   Foreign translation adjustment                  102,290
   Federal income taxes                            (43,270)
                                                ----------
      TOTAL CORRECTION OF ERROR ADJUSTMENTS         55,538
                                                ----------
BALANCE AT JANUARY 1, 2006, AS ADJUSTED         $5,105,189
                                                ==========

                                              POLICYHOLDERS
                                                 SURPLUS
                                              -------------
BALANCE AT DECEMBER 31, 2004, AS AMENDED        $3,339,340
Correction of Error Adjustments:
   Asset realization                              (229,448)
   Revenue recognition                             (65,075)
   Federal income taxes                             82,539
                                                ----------
      TOTAL CORRECTION OF ERROR ADJUSTMENTS       (211,984)
                                                ----------
BALANCE AT JANUARY 1, 2005, AS ADJUSTED         $3,127,356
                                                ==========

An explanation for each of the adjustments for prior period corrections is described below:

Asset Admissibility: The Company determined that certain receivables for high deductible policies should have been non-admitted.

Foreign Translation Adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Asset Realization: The Company determined that the allowances related to certain premium receivable, reinsurance

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue Recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal Income Taxes (Current and Deferred): The change in Federal income tax expense is primarily related to an increase in provisions for potential tax exposures, corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see Note 9).

ACCOUNTING ADJUSTMENTS TO 2003 STATUTORY BASIS FINANCIAL STATEMENTS

As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

                                                         POLICYHOLDERS
                                                            SURPLUS
                                                         -------------
BALANCE AT DECEMBER 31, 2003, AS AMENDED                   $3,621,899
Correction of Error Adjustments:
   1. Risk Transfer (Union Excess, Richmond and other)       (431,414)
   2. Coventry                                                (15,932)
   3. Loss Reserves                                           (74,880)
   4. DBG Analysis                                            (53,316)
   5. Other Adjustments                                       (12,859)
                                                           ----------
      TOTAL CORRECTION OF ERROR ADJUSTMENTS                  (588,401)
                                                           ----------
BALANCE AT JANUARY 1, 2004, AS ADJUSTED                    $3,033,498
                                                           ==========

The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

with NAIC SAP.

An explanation of each of the accounting adjustments included in the reconciliation above is discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in the transaction being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2006 and 2005.

                                                2006                       2005
                                     -------------------------   -----------------------
                                       CARRYING     STATUTORY     CARRYING     STATUTORY
As of December 31,                      AMOUNT      FAIR VALUE     AMOUNT     FAIR VALUE
------------------                   -----------   -----------   ----------   ----------
Assets:
   Bonds                             $14,844,987   $15,146,927   $9,663,980   $9,798,011
   Common stocks                       3,304,355     3,684,898    3,190,583    3,592,207
   Preferred stocks                      587,471       588,334      542,438      541,945
   Other invested assets               1,509,651     1,509,651    2,261,269    2,261,269
   Securities lending collateral         203,323       203,323      295,591      295,591
   Cash and short-term investments       293,792       293,792      118,028      118,028
   Receivable for securities                  --            --      164,069      164,069
Liabilities:
   Securities lending payable        $   203,323   $   203,323   $  295,591   $  295,591
   Collateral deposit liability          613,043       613,043      505,755      505,755
   Payable for securities                110,581       110,581           --           --

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*. The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

The carrying value of all other financial instruments approximates fair value.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2006 and 2005 are outlined in the table below:

                                                                                    GROSS        GROSS        NAIC *
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST         GAINS       LOSSES        VALUE
                                                                   -----------   ----------   ----------   -----------
AS OF DECEMBER 31, 2006
   U.S. Governments                                                $   331,819    $  1,828      $ 2,571    $   331,076
   All Other Governments                                             1,195,804       5,207        3,017      1,197,994
   States, territories and possessions                               2,320,995      45,984          928      2,366,051
   Political subdivisions of states, territories and possessions     3,319,677      79,061          796      3,397,942
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
      and their political subdivisions                               7,052,116     172,223        1,204      7,223,135
   Public utilities                                                     45,542         186          460         45,268
   Industrial and miscellaneous                                        579,034      10,772        4,345        585,461
                                                                   -----------    --------      -------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2006                         $14,844,987    $315,261      $13,321    $15,146,927
                                                                   ===========    ========      =======    ===========
AS OF DECEMBER 31, 2005
   U.S. Governments                                                $   339,230    $  1,331      $ 4,491    $   336,070
   All Other Governments                                             1,030,463       5,491        4,015      1,031,939
   States, territories and possessions                               1,437,180      25,194        4,641      1,457,733
   Political subdivisions of states, territories and possessions     1,971,726      34,761        2,780      2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
      and their political subdivisions                               4,242,687      78,602        6,193      4,315,096
   Public utilities                                                     46,234         634          226         46,642
   Industrial and miscellaneous                                        596,460      13,179        2,815        606,824
                                                                   -----------    --------      -------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $ 9,663,980    $159,192      $25,161    $ 9,798,011
                                                                   ===========    ========      =======    ===========

As of December 31, 2006 and 2005, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $15,167,455 and $9,818,483, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2006 and 2005, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2006                         2005
                                         --------------------------   -------------------------
                                          AMORTIZED       NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                           COST      MARKET VALUE      COST      MARKET VALUE
------------------                       -----------   ------------   ----------   ------------
Due in one year or less                  $   981,727    $   981,280   $  957,757    $  954,751
Due after one year through five years        780,263        782,785      855,048       857,130
Due after five years through ten years    10,452,785     10,679,977    6,253,720     6,338,300
Due after ten years                        2,474,294      2,542,135    1,435,025     1,482,825
Mortgaged-backed securities                  155,918        160,750      162,430       165,005
                                         -----------    -----------   ----------    ----------
   TOTAL BONDS                           $14,844,987    $15,146,927   $9,663,980    $9,798,011
                                         ===========    ===========   ==========    ==========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

                                             2006                      2005                      2004
                                   -----------------------   -----------------------   -----------------------
                                                  Equity                    Equity                    Equity
FOR THE YEARS ENDED DECEMBER 31,      Bonds     securities      Bonds     securities      Bonds     securities
--------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $4,370,165   $3,151,915   $3,278,300   $2,703,032   $2,197,876   $2,307,028
Gross realized gains                    6,407      222,465       31,404      132,690       15,434      121,648
Gross realized losses                  21,502      105,248       17,304       91,050       20,960       84,827

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The cost or amortized cost and NAIC market values* of the Company's common and preferred stocks as of December 31, 2006 and 2005 are set forth in the table below:

                                           DECEMBER 31, 2006
                    --------------------------------------------------------------
                      COST OR       GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  610,842   $1,517,992     $60,010    $2,068,824   $2,068,824
   Non-affiliated      991,365      266,605      22,439     1,235,531    1,235,531
                    ----------   ----------     -------    ----------   ----------
      TOTAL         $1,602,207   $1,784,597     $82,449    $3,304,355   $3,304,355
                    ==========   ==========     =======    ==========   ==========
Preferred Stocks:
   Affiliated       $       --   $       --     $    --    $       --   $       --
   Non-affiliated      577,109       11,225          --       588,334      587,471
                    ----------   ----------     -------    ----------   ----------
      TOTAL         $  577,109   $   11,225     $    --    $  588,334   $  587,471
                    ==========   ==========     =======    ==========   ==========

                                           DECEMBER 31, 2005
                    --------------------------------------------------------------
                      COST OR       GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619    $ 68,346    $2,055,669   $2,055,669
   Non-affiliated      972,712      198,989      36,787     1,134,914    1,134,914
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $1,575,108   $1,720,608    $105,133    $3,190,583   $3,190,583
                    ==========   ==========    ========    ==========   ==========
Preferred Stocks:
   Affiliated       $       --   $       --    $     --    $       --   $       --
   Non-affiliated      539,993       10,710       8,758       541,945      542,438
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $  539,993   $   10,710    $  8,758    $  541,945   $  542,438
                    ==========   ==========    ========    ==========   ==========

As of December 31, 2006 and 2005, the Company held derivative investments of $0 and $(572), respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2006 and 2005 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                  VALUE        LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2006:
   U. S. Governments                     $  101,082     $   767    $ 73,937     $ 1,804    $  175,019    $  2,571
   All other Governments                    683,798       1,753      57,405       1,264       741,203       3,017
   States, territories and possessions      135,854         161      64,833         767       200,687         928
   Political subdivisions of states,
      territories and possessions            80,117         277      35,991         519       116,108         796
   Special revenue                          289,115         808      39,210         396       328,325       1,204
   Public utilities                           1,236          14      18,342         446        19,578         460
   Industrial and miscellaneous              68,790         458     108,020       3,887       176,810       4,345
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL BONDS                            1,359,992       4,238     397,738       9,083     1,757,730      13,321
                                         ----------     -------    --------     -------    ----------    --------
   Common Stock                             189,762      29,564     283,252      52,885       473,014      82,449
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL STOCKS                             189,762      29,564     283,252      52,885       473,014      82,449
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,549,754     $33,802    $680,990     $61,968    $2,230,744    $ 95,770
                                         ==========     =======    ========     =======    ==========    ========
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643     $   711    $  278,218    $  4,491
   All other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
      territories and possessions           380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
                                         ----------     -------    --------     -------    ----------    --------
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,682       954,796     113,891
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513     $81,130    $3,678,670    $139,052
                                         ==========     =======    ========     =======    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

     a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

     b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     c. In the opinion of Company's management, it is probable that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2006, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $17,934, $972 and $2,708 during 2006, 2005 and 2004, respectively and, reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $776, $2,542 and $53,390 in 2006, 2005 and 2004, respectively.

During 2006, 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,        2006     2005     2004
--------------------------------       ------   ------   ------
Advanced Technology Ventures VI        $   --   $   --   $3,444
Advanced Technology Ventures VII           --       --    2,452
Sprout Capital IX                          --       --    3,403
Gresham Global Investment Fund ll K4    2,559       --       --
Morgan Stanley III                         --    1,684       --
Items less than $1.0 million            1,051       11      634
                                       ------   ------   ------
   TOTAL                               $3,610   $1,695   $9,933
                                       ======   ======   ======

As of December 31, 2006 and 2005, securities with a market value of $199,380 and $289,449, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

Securities carried at an amortized cost of $2,565,608 and $2,270,251 were deposited with regulatory authorities as required by law as of December 31, 2006 and 2005, respectively.

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represented the Company's entire investment in life settlements and were accounted for as collateral loans in accordance with SSAP No. 21, entitled Other Admitted Assets. The admitted value of the loans were not in excess of the cost (including capitalization of interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans was at least equal to the outstanding amount of such loans. On June 29, 2006, the Company entered into a transaction that was not objected to by the Insurance Department of the State of New York which resulted in the satisfaction of the loans. As of December 31, 2006, the Company has no collateralized loans.

During 2006, 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,329, $7,139 and $5,330, respectively, and interest expense of $98,741, $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2006, 2005 and 2004 is set forth in the table below:

                                                      2006          2005          2004
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF YEAR    $11,620,078   $ 9,357,799   $ 6,388,455
Adjustments for prior period corrections                   --      (165,738)      860,497
Incurred losses and LAE related to:
   Current accident year                            5,343,020     5,111,414     4,654,796
   Prior accident years                                66,978     1,393,640       842,117
                                                  -----------   -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                 5,409,998     6,505,054     5,496,913
                                                  -----------   -----------   -----------
Paid losses and LAE related to:
   Current accident year                           (1,265,788)   (1,284,778)     (933,937)
   Prior accident years                            (3,009,707)   (2,792,259)   (2,454,129)
                                                  -----------   -----------   -----------
      TOTAL PAID LOSSES AND LAE                    (4,275,495)   (4,077,037)   (3,388,066)
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $12,754,581   $11,620,078   $ 9,357,799
                                                  ===========   ===========   ===========

Estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $66,978, $1,393,640 and $842,117 during 2006, 2005 and
2004, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

2005 (see Note 12.B. for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2006, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $198,524, $188,050 and $161,123, respectively.

As of December 31, 2006, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,322,799, $7,425,539 and $6,086,862, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
MEMBER COMPANY                                         CODE        PERCENT
--------------                                       --------   -------------
National Union                                         19445        38.0%
American Home Assurance Company                        19380        36.0%
Commerce and Industry Insurance Company                19410        10.0%
New Hampshire Insurance Company                        23481         5.0%
The Insurance Company of the State of Pennsylvania     19429         5.0%
AIG Casualty Company (formerly known as Birmingham
   Fire Insurance Company of Pennsylvania)             19402         5.0%
AIU Insurance Company                                  19399         1.0%
American International Pacific Insurance Company       23795         0.0%
American International South Insurance Company         40258         0.0%
Granite State Insurance Company                        23809         0.0%
Illinois National Insurance Company                    23817         0.0%

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     Subject to regulatory approval, American International Pacific Insurance Company (AIP) will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                                 PARTICIPATION
     MEMBER COMPANY                                                              NAIC CO. CODE      PERCENT
     --------------                                                              -------------   -------------
     American International Underwriters Overseas, Limited                              --           67.0%
     New Hampshire Insurance Company (NHIC)                                          23481           12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)       19445           11.0%
     American Home Assurance Company (AHAC)                                          19380           10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premiums and funds withheld, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premiums and funds withheld are recorded on a gross basis. As of December 31, 2006 and 2005, the Company's interest in the AIUOA amounted to $858,614 and $581,410, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

     AS OF DECEMBER 31,            2006       2005
     ------------------          --------   --------
     Loss and LAE reserves       $778,277   $622,815
     Unearned premium reserves    337,926    284,060
     Funds held                    17,712     15,740

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2006 and 2005, the Company's interest in AIG Europe S.A. amounted to $32,575 and $25,858, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The guarantees that were in effect as of December 31, 2006 are included in table below:

                                                         DATE     POLICYHOLDER'S     INVESTED     ESTIMATED   POLICYHOLDER'S
GUARANTEED COMPANY                                      ISSUED      OBLIGATIONS       ASSETS         LOSS         SURPLUS
------------------                                     --------   --------------   ------------   ---------   --------------
AIG Hawaii Insurance Company, Inc.                     11/05/97    $     95,738    $    162,307      $--        $    69,612
American International Insurance Company               11/05/97         335,804         785,981       --            357,830
AIG Mexico Seguros Interamericana, S.A. de C.V         12/15/97          93,868          87,395       --             78,395
American International Insurance Company of
   California, Inc.                                    12/15/97         144,248          56,694       --             22,827
American International Insurance Company of
   New Jersey                                          12/15/97         109,426          55,929       --             29,210
AIG Advantage Insurance Company (formerly
   Minnesota Ins. Co.)                                 12/15/97          34,592          52,177       --             21,703
Landmark Insurance Company, Limited                  * 03/02/98         423,761         521,339       --            114,836
AIG Europe S.A                                         03/02/98       2,278,448       1,211,630       --          1,363,948
AIG Edison Life Insurance Company                      09/15/98      20,854,923      21,353,910       --          1,348,668
AIG SunAmerica Life Assurance Company            (+) * 01/04/99       4,239,331       4,576,100       --            797,911
First SunAmerica Life Insurance Company              * 01/04/99       4,547,648       4,914,123       --            397,499
SunAmerica Life Insurance Company                (+) * 01/04/99      35,545,269      46,184,379       --          4,557,590
AIG Europe (Netherlands) N.V.                          11/01/02         606,697         151,940       --            167,456
American General Life Insurance Company          (+)   03/03/03      23,712,805      26,595,082       --          2,575,981
American General Life and Accident
   Insurance Company                                   03/03/03       7,644,336       8,687,269       --            563,418
The United States Life Insurance Company of
   the City of NY                                      03/03/03       3,374,806       3,972,505       --            426,210
The Variable Annuity Life Insurance
   Company                                       (+)   03/03/03      29,499,828      34,152,961       --          3,726,128
AIG Czech Republic Posjistovna, A.S.                   03/03/03          16,701          24,897       --             23,910
Lloyds Syndicate 1414                                  12/15/04         944,323         864,322       --            108,634
                                                                   ------------    ------------      ---        -----------
   TOTAL GUARANTEES                                                $134,502,552    $154,410,940      $--        $16,751,766
                                                                   ============    ============      ===        ===========

+ This guarantee was terminated as to policies written after December 29, 2006.

*    The guaranteed company is also backed by a support agreement issued by AIG.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2006 and 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,   CHANGE IN EQUITY
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2006         2006             2006
     -----------------------------------             ---------   --------   ------------   ----------------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   69,612        $  9,783
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       401,018          69,103
     American International Realty Corporation         31.47%      29,581        44,044          18,696
     Eastgreen, Inc.                                   13.42%      12,804        14,222             287
     Pine Street Real Estate Holdings Corporation      31.47%       5,445         2,816         (18,531)
     AIG Mexico Industrial, I.L.L.C.                   49.00%       9,463         2,442           1,425
     American International Life Assurance Company     22.48%      70,387       157,619           1,090
     American International Insurance Company          25.00%      25,000        89,457          13,559
     AIG Claim Service, Inc.                           50.00%      48,962        46,675         (12,204)
     Transatlantic Holdings, Inc.                      33.34%      34,055     1,048,323         (86,094)
     21st Century Insurance Group                      16.65%     240,668       192,596          16,041
                                                                 --------    ----------        --------
        TOTAL COMMON STOCKS - AFFILIATES                         $610,842    $2,068,824        $ 13,155
                                                                 ========    ==========        ========

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,   CHANGE IN EQUITY
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005             2005
     -----------------------------------             ---------   --------   ------------   ----------------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829        $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915          63,241
     American International Realty Corporation         31.47%      29,581        25,348          (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935             355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347               4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017              --
     American International Life Assurance Company     22.48%      70,387       156,529          20,123
     American International Insurance Company          25.00%      25,000        75,898           4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879           2,350
     Transatlantic Holdings, Inc.                      33.34%      34,055     1,134,417          90,652
     21st Century Insurance Group                      16.65%     240,667       176,555          28,153
                                                                 --------    ----------        --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669        $204,736
                                                                 ========    ==========        ========

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 2).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2006 and 2005, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,032,694 and $912,569, respectively.

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2006. No transactions (excluded reinsurance and cost allocation transactions) occurred during 2005 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005.

                                                              ASSETS RECEIVED BY       ASSETS TRANSFERRED BY
                                                                  THE COMPANY               THE COMPANY
                                                           ------------------------   -----------------------
       DATE OF       EXPLANATION OF                         STATEMENT                 STATEMENT
     TRANSACTION      TRANSACTION      NAME OF AFFILIATE      VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------------   -----------------   ----------   -----------   ---------   -----------
      06/29/2006   Loan Satisfaction        A100 LLC       $1,170,421       Cash         $--          n/a
      06/29/2006   Loan Satisfaction         AIRCO         $  239,966       Cash         $--          n/a

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2006 and 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     In the ordinary course of business, the Company utilizes AIG Technology, Inc.*, AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees paid by the Company to these affiliates during 2006, 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,     2006       2005       2004
     --------------------------------   --------   --------   --------
     AIG Technology, Inc. *             $ 24,562   $ 26,700   $ 24,421
     AIG Global Investment Corp.           6,047      4,565      3,668
     AIG Domestic Claims, Inc.           117,231    110,589    117,437
                                        --------   --------   --------
        TOTAL                           $147,840   $141,854   $145,526
                                        ========   ========   ========

*    formerly known as AIG Data Center, Inc.

     As of December 31, 2006 and 2005, short-term investments included amounts invested in the AIG Managed Money Market Fund of $100,915 and $73,379, respectively.

     Federal and foreign income taxes recoverable from AIG as of December 31, 2006 and 2005 amounted to $63,569 and $794,462, respectively.

     During 2005, the Company sold $191,606 of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436. There were no premium receivable sales in 2006.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2006 and 2005, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

AS OF DECEMBER 31,                                       2006         2005
------------------                                    ----------   ----------
AIG (see Note 11)                                     $       --   $1,326,780
Balances with pool member companies                    1,434,952    1,768,006
Balances with less than 0.5% of admitted assets           49,603       95,038
                                                      ----------   ----------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $1,484,555   $3,189,824
                                                      ==========   ==========
Balances with pool member companies                   $1,449,305   $1,549,731
Balances with less than 0.5% of admitted assets           98,281       33,968
                                                      ----------   ----------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $1,547,586   $1,583,699
                                                      ==========   ==========

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

During 2006, 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                              2006                        2005                        2004
                                   -------------------------   -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,     WRITTEN        EARNED       WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------   -----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $ 7,514,507   $ 7,180,260   $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance Premiums Assumed:
   Affiliates                       11,336,822    11,001,341    11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                       48,750       243,681        23,903      (176,461)       20,449        21,525
                                   -----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                18,900,079    18,425,282    17,651,509    17,278,785    17,194,015    16,342,554
                                   -----------   -----------   -----------   -----------   -----------   -----------
Reinsurance Premiums Ceded:
   Affiliates                        9,833,954     9,534,749     9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                    1,182,156     1,190,522     1,247,759     1,210,575     1,325,462     1,440,719
                                   -----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $ 7,883,969   $ 7,700,011   $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                   ===========   ===========   ===========   ===========   ===========   ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2006 and 2005 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2006
   Affiliates       $5,579,685    $675,713    $3,844,106    $423,050    $1,735,579    $252,663
   Non-affiliates       11,551       1,399       496,499      54,641      (484,948)    (53,242)
                    ----------    --------    ----------    --------    ----------    --------
   TOTAL            $5,591,236    $677,112    $4,340,605    $477,691    $1,250,631    $199,421
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2005
   Affiliates       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non-affiliates        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTAL            $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2006 and 2005 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED      PAID       RESERVES
                      PREMIUM     LOSSES     FOR LOSSES
                     RESERVES     AND LAE     AND LAE
                    ----------   --------   -----------
DECEMBER 31, 2006
   Affiliates       $3,844,106   $ 82,387   $14,899,524
   Non-Affiliates      496,499    405,856     2,873,315
                    ----------   --------   -----------
   TOTAL            $4,340,605   $488,243   $17,772,839
                    ==========   ========   ===========
DECEMBER 31, 2005
   Affiliates       $3,544,901   $ 91,985   $14,577,562
   Non-Affiliates      504,864    307,219     3,542,634
                    ----------   --------   -----------
   TOTAL            $4,049,765   $399,204   $18,120,196
                    ==========   ========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2006 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                          NAIC
                                                          CO.
REINSURER                                                 CODE      AMOUNT
---------                                                -----   -----------
Affiliates:
   National Union Pool Companies                            --   $15,644,476
   American International Reinsurance Co. Ltd               --     1,623,719
   American International Insurance Company              32220       438,594
   American International Underwriters Overseas, Ltd.       --       412,665
   Transatlantic Reinsurance Company                     19453       270,098
   AIG Global Trade and Political Risk Insurance Co.     10651       103,009
   United Guaranty Insurance Company                     11715        63,190
   Lexington Insurance Company                           19437        50,273
   American International Life Assurance Co. NY (US)     60607        22,165
   Hartford Steam Boiler Inspection and Insurance Co.    11452        12,701
   National Union Fire Ins Company of Vermont               --         5,487
   Ascot Syndicate Lloyds 1414                              --         3,600
   Starr Excess Liability Insurance Company, Ltd.        10932         3,115
   Universal Insurance Company Limited                      --         1,121
   Other                                                    --        14,847
                                                                 -----------
      TOTAL AFFILIATES                                            18,669,060
                                                                 -----------

Non-Affiliates:
   Munich Re Group                                          --       240,118
   Lloyd's                                                  --       274,819
   Swiss Re Group                                           --       324,144
                                                                 -----------
      TOTAL NON AFFILIATES                                           839,081
                                                                 -----------
TOTAL AFFILIATES AND NON AFFILIATES                              $19,508,141
                                                                 ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

During 2006, 2005 and 2004, the Company reported in its statements of income $12,318, $43,141 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $(1,710) and $(8,315) respectively, less losses incurred of $12,318, $41,431 and $53,608, respectively, as a result of commutations with the following reinsurers:

COMPANY                              2006      2005      2004
-------                             ------   -------   -------
Trenwick America                   $ 8,280   $    --   $21,276
Alea Group                           2,432        --        --
SCOR Reinsurance Company                --    42,442        --
General Re Corporation                  --        --    16,090
Converium Reins.                        --        --     7,528
AXA Albingia                            --        --     5,837
CX Reinsurance                          --        --     4,274
AXA Corporate Solutions                 --        --     3,475
National Indemnity Company              --        --     2,671
Other reinsurers below $1million     1,606       699       772
                                   -------   -------   -------
TOTAL                              $12,318   $43,141   $61,923
                                   =======   =======   =======

As of December 31, 2006 and 2005, the Company had reinsurance recoverables on paid losses in dispute of $78,472 and $141,589, respectively.

During 2006, 2005 and 2004, the Company wrote-off reinsurance recoverables balances of $30,849, $65,282 and $3,618, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2006 and 2005, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                   2006                   2005
                                           --------------------   --------------------
                                            ASSUMED      CEDED     ASSUMED      CEDED
                                           ---------   --------   ---------   --------
Reserves Transferred:
   Initial Reserves                        $ 216,347   $453,727   $ 216,347   $453,727
   Adjustments - prior year(s)              (171,243)   (33,563)   (178,026)   (21,800)
   Adjustments - current year                 (2,455)     8,416       6,783    (11,763)
                                           ---------   --------   ---------   --------
   BALANCE AS OF DECEMBER 31,                 42,649    428,580      45,104    420,164
                                           ---------   --------   ---------   --------
Paid Losses Recovered:
   Prior year(s)                              12,212    355,120       3,212    325,959
   Current year                                7,195     12,177       8,999     29,161
                                           ---------   --------   ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31,         19,407    367,297      12,211    355,120
                                           ---------   --------   ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31,     $  23,242   $ 61,283   $  32,893   $ 65,044
                                           =========   ========   =========   ========
Consideration Paid or Received:
   Initial Reserves                        $ 201,597   $276,437   $ 201,597   $276,437
   Adjustments - prior year(s)              (180,000)   (18,869)   (180,000)   (18,038)
   Adjustments - current year                    (15)     4,538          --       (830)
                                           ---------   --------   ---------   --------
   TOTAL PAID AS OF DECEMBER 31,           $  21,582   $262,106   $  21,597   $257,569
                                           =========   ========   =========   ========

                                            ASSUMED      CEDED     ASSUMED      CEDED
                                           ---------   --------   ---------   --------
Special Surplus from Retroactive
   Reinsurance:
   Initial surplus gain or loss realized   $      --   $ 47,559   $      --   $ 47,559
   Adjustments - prior year(s)                    --     20,548          --     34,019
   Adjustments - current year                     --    (18,260)         --    (13,471)
                                           ---------   --------   ---------   --------
   BALANCE AS OF DECEMBER 31,              $      --   $ 49,847   $      --   $ 68,107
                                           =========   ========   =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2006, is set forth in the table below:

REINSURER                                                  ASSUMED    CEDED
---------                                                  -------   -------
American International Reins. Co.                          $    --   $45,664
PEG Reinsurance Co.                                             --     8,830
Lyndon Property Ins. Company                                    --     1,780
American International Specialty Lines Insurance Company    17,247        --
Commerce and Industry Insurance Company of Canada            5,930        --
All other reinsurers below $1.0 million                         65     5,009
                                                           -------   -------
   TOTAL                                                   $23,242   $61,283
                                                           =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2006 and 2005, the Company's deposit assets and liabilities were comprised of the following:

                      DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     --------   -----------   ----------   -----------
DECEMBER 31, 2006:
   Direct            $     --     $ 77,954      $    --      $     --
   Assumed                 --       94,342       94,279            --
   Ceded              809,537           --           --       703,508
                     --------     --------      -------      --------
   TOTAL             $809,537     $172,296      $94,279      $703,508
                     ========     ========      =======      ========

                       DEPOSIT      DEPOSIT     FUNDS HELD    FUNDS HELD
                       ASSETS     LIABILITIES     ASSETS     LIABILITIES
                     ----------   -----------   ----------   -----------
DECEMBER 31, 2005:
   Direct            $       --     $ 56,768     $     --     $       --
   Assumed                   --      430,142      432,987         91,467
   Ceded              1,336,343           --           --        914,959
                     ----------     --------     --------     ----------
   TOTAL             $1,336,343     $486,910     $432,987     $1,006,426
                     ==========     ========     ========     ==========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2006 and 2005 is set forth in the table below:

                                                           2006                        2005
                                                 ------------------------   -------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT       DEPOSIT
                                                   ASSETS     LIABILITIES      ASSETS     LIABILITIES
                                                 ----------   -----------   -----------   -----------
BALANCE AT JANUARY 1                             $1,336,343    $ 486,910    $1,638,716     $465,475
   Deposit activity, including loss recoveries     (654,672)    (343,610)     (446,464)     (11,942)
   Interest income or expense, net of
      amortization of margin                        113,438       28,996        90,901       33,377
   Non-admitted asset portion                        14,428           --        53,190           --
                                                 ----------    ---------    ----------     --------
BALANCE AS OF DECEMBER 31                        $  809,537    $ 172,296    $1,336,343     $486,910
                                                 ==========    =========    ==========     ========

                                      2006                       2005
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1        $ 432,987    $1,006,426     $424,685    $1,089,396
   Contributions                   --        60,915        1,425            --
   Withdrawals               (355,065)     (422,715)     (15,788)     (154,798)
   Interest                    16,357        58,882       22,665        71,828
                            ---------    ----------     --------    ----------
BALANCE AS OF DECEMBER 31   $  94,279    $  703,508     $432,987    $1,006,426
                            =========    ==========     ========    ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2006 and 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $630,370 and $1,192,231, respectively.

During 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets and funds held on deposit accounting liability of $406,719 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting in losses of $3,737.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets - $97,009, funds held on deposit accounting - $332,073, deposit accounting liability - $314,735 and funds held on deposit accounting liability - $82,054.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2006, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2006 and 2005 are as follows:

AS OF DECEMBER 31,                               2006         2005
------------------                            ----------   ----------
Gross deferred tax assets                     $1,236,352   $1,252,733
Gross deferred tax liabilities                  (267,583)    (149,521)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (546,869)    (794,705)
                                              ----------   ----------
NET ADMITTED DEFERRED TAX ASSETS              $  421,900   $  308,507
                                              ==========   ==========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $  247,836   $ (299,271)
                                              ==========   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

During 2006, 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,               2006        2005       2004
--------------------------------             --------   ---------   -------
Income tax expense (benefit) on net
   underwriting and net investment income    $261,144   $(252,358)  $61,549
Federal income tax adjustment - prior year      2,119       9,311    24,762
                                             --------   ---------   -------
CURRENT INCOME TAX EXPENSE (BENEFIT)         $263,263   $(243,047)  $86,311
                                             ========   =========   =======
INCOME TAX ON REALIZED CAPITAL GAINS         $ 29,092   $  20,492   $13,604
                                             ========   =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The composition of the Company's net deferred tax assets as of December 31, 2006 and 2005, and changes in deferred income taxes for 2006 is set forth in the table below:

AS OF DECEMBER 31,                                        2006         2005        CHANGE
------------------                                     ----------   ----------   ---------
Deferred Tax Assets
   Loss reserve discount                               $  476,856   $  499,838   $ (22,982)
   Non-admitted assets                                    160,128      206,602     (46,474)
   Unearned premium reserve                               316,291      303,414      12,877
   Partnership adjustments                                 33,192           --      33,192
   Pension adjustments                                         --        7,328      (7,328)
   Reserves                                               183,902       75,662     108,240
   Other temporary difference                              65,983       54,878      11,105
   Deferred tax remediation - adjustments to
      December 31, 2005 surplus                                --      105,011    (105,011)
                                                       ----------   ----------   ---------
      GROSS DEFERRED TAX ASSETS                         1,236,352    1,252,733     (16,381)
   Non-admitted deferred tax assets                      (546,869)    (689,694)    142,825
   Non-admitted deferred tax - adjustments to
      December 31, 2005 surplus                                --     (105,011)    105,011
                                                       ----------   ----------   ---------
      ADMITTED DEFERRED TAX ASSETS                        689,483      458,028     231,455
                                                       ----------   ----------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                              (236,490)    (115,317)   (121,173)
   Partnership adjustments                                     --       (4,047)      4,047
   Other temporary differences                            (31,093)     (30,157)       (936)
                                                       ----------   ----------   ---------
   GROSS DEFERRED TAX LIABILITIES                        (267,583)    (149,521)   (118,062)
                                                       ----------   ----------   ---------
      NET ADMITTED DEFERRED TAX ASSETS                 $  421,900   $  308,507   $ 113,393
                                                       ==========   ==========   =========
   Gross deferred tax assets                            1,236,352    1,252,733     (16,381)
   Gross deferred tax liabilities                        (267,583)    (149,521)   (118,062)
                                                       ----------   ----------   ---------
   NET DEFERRED TAX ASSETS                             $  968,769   $1,103,212    (134,443)
                                                       ==========   ==========
   Income tax effect of unrealized capital (gains) /
      losses                                                                       121,173
                                                                                 ---------
   CHANGE IN NET DEFERRED INCOME TAXES                                           $ (13,270)
                                                                                 =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2006 are as follows:

                                                         2006                     2005                    2004
                                                ----------------------   ---------------------   ---------------------
                                                                TAX                     TAX                     TAX
                                                  AMOUNT       EFFECT      AMOUNT      EFFECT      AMOUNT      EFFECT
                                                ----------   ---------   ---------   ---------   ---------   ---------
Income before federal income taxes              $1,271,556   $ 445,045   $(408,280)  $(142,898)  $  53,728   $  18,805
Book to Tax Adjustments:
   Tax exempt income and dividends received
      deduction, net of proration                 (455,068)   (159,274)   (296,930)   (103,926)   (218,683)    (76,539)
   Intercompany dividends                          (21,938)     (7,678)    (11,240)     (3,934)    (13,070)     (4,574)
   Change in non-admitted assets                   132,784      46,474     (54,557)    (19,095)   (532,948)   (186,532)
   Federal income tax adjustment - prior year           --          --     (26,603)     (9,311)     70,748      24,762
   Remediation adjustments                         (17,777)     (6,222)   (103,837)    (36,343)     71,983      25,194
   Contingent tax reserves                              --          --     (62,180)    (21,763)         --          --
   Foreign tax credits                                  --     (14,104)         --     (52,544)         --     (63,765)
   Other                                             3,953       1,384       1,802         631      (1,451)       (507)
                                                ----------   ---------   ---------   ---------   ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS                  (358,046)   (139,420)   (553,545)   (246,285)   (623,421)   (281,961)
                                                ----------   ---------   ---------   ---------   ---------   ---------
FEDERAL TAXABLE INCOME                          $  913,510   $ 305,625   $(961,825)  $(389,183)  $(569,693)  $(263,156)
                                                ==========   =========   =========   =========   =========   =========
Current federal income tax expense                           $ 263,263               $(243,047)              $  86,311
Income tax on net realized capital gains                        29,092                  20,492                  13,604
Change in deferred income taxes                                 13,270                (166,628)               (363,072)
                                                             ---------               ---------               ---------
Total federal income tax exepense (benefit)                  $ 305,625               $(389,183)              $(263,157)
                                                             =========               =========               =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $222,388
First preceding year   $     --

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2006, 2005 and 2004. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $372,256 and ($43,213) during 2006 and 2005.

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $9,000, $6,500 and $9,800 for the years ended December 31, 2006, 2005 and
     2004, respectively.

B.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. During 2006, 2005 and 2004, AIG allocated $6,242, $2,177 and $295, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

     POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2006 and 2005 were $184,884 and $140,100, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $282 in 2006 and $200 in 2005 and $0 in 2004.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2006, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2006                2005                2004
     ------------------                        -----------------   -----------------   -----------------
     Discount rate                                   6.00%               5.50%               5.75%
     Rate of compensation increase (average)         4.25%               4.25%               4.25%
     Measurement date                          December 31, 2006   December 31, 2005   December 31, 2004
     Medical cost trend rate                          N/A                 N/A                 N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2006 and 2005 represented by each item below is as follows:

                                     2006           2005
                                 -----------    -----------
     Unrealized gains            $ 2,013,671    $ 1,725,717
     Non-admitted asset values   $(1,448,058)   $(1,378,106)
     Provision for reinsurance   $  (128,824)   $  (210,152)

     During 2005, the board of directors of AIG authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2006 reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2006, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2006) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2006, the maximum dividend payment, which may be made without prior approval during 2007, is approximately $621,185.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court is currently considering, under standards mandated by the Alabama Supreme Court, whether a class action can be certified and whether the defendants in the case brought by the intervenors should be dismissed.

     On September 2, 2005, certain AIG companies including American Home Assurance Company (American Home), AIU Insurance Company (AIUI) and New Hampshire Insurance Company (NHIC) (the AIG Plaintiffs) sued The Robert Plan Corporation (RPC), an agency servicing personal auto assigned risk business, certain affiliated entities, and two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. As of December 31, 2005, RPC was terminated as the AIG Plaintiffs' agent with respect to claims administration of the personal auto assigned risk business, and as of March 31, 2006, RPC was terminated as the AIG Plaintiffs' agent with respect to underwriting of personal auto assigned risk business. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. Each side then filed a partial motion to dismiss some of the counts asserted by the other side. RPC also moved for summary judgment on one of its breach of contract causes of action (relating to RPC's assertion that the AIG Plaintiffs are responsible to pay approximately $7,000 of RPC's income taxes). On April 10, 2007, the Court granted the AIG Plaintiffs' motion with respect to four of RPC's counterclaims and denied the rest of the motion; granted RPC's motion to dismiss with respect to two of the AIG Plaintiffs' claims and denied the rest; and denied RPC's motion for summary judgment on the tax issue. Additionally, on February 8, 2007, the AIG Plaintiffs moved for leave to amend their complaint against RPC and to add Lincoln General Insurance Company and Kingsway Financial Services Inc. as additional defendants, alleging tortious interference with contract claims related to certain transactions between those entities and RPC. Following the production of certain documents by RPC, on March 7, 2007, the AIG Plaintiffs filed another motion for leave to amend their complaint to add additional claims against RPC, individual shareholders of RPC and Lincoln General, including claims for breach of covenants, tortious interference with contract and fraudulent conveyance. The motion also seeks a preliminary injunction prohibiting RPC from paying creditors other than ordinary course trade creditors. The AIG Plaintiffs' motion is scheduled to be heard on May 3, 2007. The AIG Plaintiffs believe RPC's counterclaims, including its previously asserted counterclaim for fraud, are without merit and intend to defend them vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of April 23, 2007, eligible policyholders entitled to receive approximately $358,600 (or 95.6%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. Amounts remaining in the Excess Casualty Fund may be used by AIG to settle claims from other policyholders relating to such practices through January 31, 2008, after which they will be distributed pro rata to participating policyholders.

     Various state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. It is possible that additional civil or regulatory proceedings will be filed.

     Specifically, on February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The complaint claims that AIG thereby violated Minnesota state law prohibiting unfair and deceptive practices, that AIG violated Minnesota state law prohibiting uniform deceptive trade practices, that AIG violated Minnesota's Prevention of Fraud Act, that AIG is liable for common law fraud, and that AIG is liable under a theory of unjust enrichment. The State of Minnesota seeks injunctive relief, damages, penalties and interest. By agreement of the parties, AIG's time to answer the complaint in this action or otherwise move with respect to the complaint was extended indefinitely to permit the parties to pursue settlement.

     Moreover, the National Workers Compensation Reinsurance Pool, on behalf of its participant members, has communicated to AIG that such members may assert claims with respect to the underpayment of residual market assessments on workers compensation premium. In addition, several state insurance guaranty associations and funds have communicated that they may assert claims with respect to the Company's underreporting of workers compensation premium. And, in August 2006, the National Association of Insurance Commissioners (the NAIC) formed a Settlement Review Working Group to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In April 2007, the NAIC Settlement Review Working Group commenced its own investigation into the Company's underreporting of workers compensation premium, which is being directed by the State of Indiana.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     for insurance coverage and with regard to the practices involving compensation paid to insurance producers in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint that names AIG and the following additional AIG subsidiaries as defendants:
     AIUI, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, NHIC, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania (the Commercial Complaint). Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA (the Employee Benefits Complaint). On October 3, 2006, the District Court reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss these complaints. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants, filed renewed motions to dismiss on November 30, 2006. On April 5, 2007, the Court granted the defendants' renewed motions to dismiss the Commercial and Employee Benefits Complaints with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that are part of the multidistrict litigation until any renewed motions to dismiss the amended complaints are resolved. On April 19, 2007, plaintiffs sought an additional 30 days in which to file amended complaints, and on April 23, 2007, the Court gave plaintiffs an additional 15 days. Accordingly, plaintiffs' amended complaints are due on May 22, 2007.

     A number of complaints making allegations similar to those in the Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multidistrict litigation. The AIG defendants have also sought to have state court actions making similar allegations stayed pending resolution of the multidistrict litigation.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC is appealing the class certification ruling and is seeking an appeal from the jurisdictional ruling. AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not presently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     The Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2006, 2005 and 2004, gross and net of reinsurance credits, are as follows:

                                                          Asbestos Losses                 Environmental Losses
                                                ----------------------------------   ------------------------------
                                                   2006         2005        2004       2006       2005       2004
                                                ----------   ----------   --------   --------   --------   --------
     Direct:
     Loss and LAE reserves, beginning of year   $1,087,625   $  693,044   $257,696   $288,676   $256,889   $185,969
        Incurred losses and LAE                    159,878      489,955    507,688    (75,819)    63,051    111,636
        Calendar year paid losses and LAE         (149,366)     (95,374)   (72,340)   (34,473)   (31,264)   (40,715)
                                                ----------   ----------   --------   --------   --------   --------
     LOSS AND LAE RESERVES, END OF YEAR         $1,098,137   $1,087,625   $693,044   $178,384   $288,676   $256,890
                                                ==========   ==========   ========   ========   ========   ========
     Assumed:
     Loss and LAE reserves, beginning of year   $   97,399   $   90,162   $ 32,780   $  6,561   $  6,626   $  8,074
        Incurred losses and LAE                     14,332       14,722     62,592     (1,462)       830       (556)
        Calendar year paid losses and LAE          (14,387)      (7,485)    (5,209)      (151)      (895)      (892)
                                                ----------   ----------   --------   --------   --------   --------
     LOSS AND LAE RESERVES, END OF YEAR         $   97,344   $   97,399   $ 90,163   $  4,948   $  6,561   $  6,626
                                                ==========   ==========   ========   ========   ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of year   $  518,246   $  348,261   $103,262   $134,977   $142,025   $ 80,833
        Incurred losses and LAE                     83,696      209,273    275,687    (22,324)    16,410     82,751
        Calendar year paid losses and LAE          (68,837)     (39,288)   (30,688)   (20,443)   (23,458)   (21,559)
                                                ----------   ----------   --------   --------   --------   --------
     LOSS AND LAE RESERVES, END OF YEAR         $  533,105   $  518,246   $348,261   $ 92,210   $134,977   $142,025
                                                ==========   ==========   ========   ========   ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2006 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   LEASES

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. In 2006 and 2005, the total lease expense was $38.5 million and $34.8 million, respectively.

     At January 1, 2007, the minimum annual aggregate rental commitments are as follows:

     2007                           $ 40,630
     2008                             40,143
     2009                             37,875
     2010                             37,367
     2011                             35,585
     Thereafter                      253,990
                                    --------
     TOTAL MINIMUM LEASE PAYMENTS   $445,590
                                    ========

     Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

     The Company is not involved in any material sales-leaseback transactions.

D.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2006, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2006, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $781,163 and included unrecorded loss contingencies of $758,100.

     As part of its private equity portfolio investment the Company may be called upon for an additional capital investment of up to $640,408, as of December 31, 2006. The Company expects only a small portion of this

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     portfolio will be called during 2007.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2006, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2006        2005        2004
     ------------------      ---------   ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)   (386,704)
                             ---------   ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479   $  61,479
                             =========   =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina     August 2005           4      Louisiana / Central Gulf Coast       $183,337
     Rita        September 2005        3      Southwestern Louisiana and Texas       47,890
     Wilma       October 2005          3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2006 and 2005, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,833,600 and $3,700,000, respectively. As of December 31, 2006 and 2005, the amount billed and recoverable on paid claims amounted to $332,913 and $397,395, respectively, of which $19,716 and $16,600, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2006, 2005 and 2004, policyholder dividends amounted to $1,344, $19 and $532, respectively, and were reported as Other Gains in the accompanying statements of income.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2006 and 2005, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     OTHER ADMITTED ASSETS                            2006        2005
     ---------------------                         ---------   ---------
     Guaranty funds receivable or on deposit       $  18,220   $  20,098
     Loss funds on deposit                            92,573      71,016
     Outstanding loss drafts - suspense accounts     489,807     509,571
     Accrued recoverables                              4,691       6,780
     Other                                             3,176      17,681
     Allowance for doubtful accounts                (429,224)   (446,746)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 179,243   $ 178,400
                                                   =========   =========

     Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2006 the Company's liability for insolvency assessments amounted to $31,000 with a related asset for premium tax credits of $18,200. Of the amount accrued, the Company expects to pay approximately $12,800 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,100 of premium tax offset credits and the associated liability in years two through five. The remaining $6,100 will be realized between years five and ten.

     The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2006 and 2005, the Company had established an allowance for doubtful accounts of $429,224 and $446,746, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2006 and 2005, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other Liabilities                                    2006       2005
-----------------                                  --------   --------
Other liabilities, includes suspense accounts,
   expense account balances and certain accruals   $107,092   $175,986
Accrued retrospective premiums                       77,001     50,624
Accounts payable                                     23,744     23,160
Deferred commission earnings                         10,039     37,787
Service carrier liability                             2,336      5,919
Retroactive reinsurance payable                     (14,859)   (12,171)
Amounts withheld or retained by company for
   account of others                                 28,058     31,331
Policyholder funds on deposit                        11,572     12,578
Loss clearing                                        12,165     13,610
Liability for pension and severance pay               2,705      4,945
Remittances and items not allocated                  37,240         --
                                                   --------   --------
TOTAL OTHER LIABILITIES                            $297,093   $343,769
                                                   ========   ========

NOTE 14 - SUBSEQUENT EVENTS

On January 24, 2007, the Company's Ultimate Parent announced that it had submitted a letter to the board of directors of 21st Century Insurance Group (21st Century) proposing to acquire the outstanding 38.16% publicly held shares of 21st Century for $19.75 per share in cash. The Ultimate Parent and its subsidiaries own approximately 61.84% of the outstanding shares of 21st Century, including 16.65% of the outstanding shares that are owned by the Company. The aggregate cash consideration payable by the Ultimate Parent would be approximately $690 million. Following the transaction, the Ultimate Parent and its subsidiaries will own 100% of 21st Century.

In February 2007, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2006 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2006 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2005 surplus position. A similar CMA existed for 2004, which was superseded by the 2005 agreement.

Subject to regulatory approval, AIP will be removed from the National Union inter-company pooling agreement and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

On March 30th, 2007, the Company paid a dividend of $500,000 to its parent, AIG Commercial Insurance Group, Inc.

NOTE 15 - EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR'S REPORT

On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.32% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries now own 100% of 21st Century, and 21st Century requested that the New York Stock Exchange delist its shares. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century will be revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115 million to the Company's policyholders surplus as of June 30, 2007.

On May 24, 2007, the National Council on Compensation Insurance, Inc. (the
NCCI), in its capacity as attorney-in-fact for the participating companies of the National Workers Compensation Reinsurance Pool (the NWCRP), commenced an action in the United States District Court for the Northern District of Illinois against AIG and certain of its subsidiaries, including the Company, alleging claims for fraud, breach of contract and violation of the federal anti-racketeering statute in connection with the underreporting of workers compensation premium. The suit purports to seek in excess of $1 billion in damages. On June 14, 2007, the Defendants filed a motion seeking to have the federal court abstain in favor of a parallel action filed by AIG and certain of its subsidiaries, including the Company, in New York (see below), dismiss the complaint on forum non conveniens grounds or transfer venue to the Southern District of New York, which motion was denied on August 6, 2007. Defendants subsequently filed a motion to dismiss the action on August 23, 2007. Also on May 24, 2007, AIG and certain of its subsidiaries, including the Company, commenced an action in the Supreme Court of the State of New York against the NWCRP and NCCI that seeks a declaratory judgment confirming that the workers compensation fund established in connection with AIG's settlement with the New York Attorney General and New York Department of Insurance is sufficient to compensate any claims by the NWCRP and its members in connection with the underreporting of workers compensation premium, and quantifying the related obligations to such parties. Defendants moved to dismiss the action on June 25, 2007, and Plaintiffs served their opposition to that motion on July 16, 2007. On September 27, 2007, Plaintiffs filed an amended complaint which adds a claim for an equitable accounting. Defendants moved to dismiss the amended complaint on October 19, 2007.

On July 17, 2007, the Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association, Inc. commenced an action in the United States District Court for the District of Minnesota against AIG and certain of its subsidiaries, including the Company, alleging claims for common law fraud, unjust enrichment and violation of the federal anti-racketeering statute in connection with the underreporting of workers compensation premium. AIG and the Company moved to dismiss the complaint on August 6, 2007.

On August 24, 2007, the Ohio Attorney General filed a complaint against AIG and a number of its subsidiaries, as well as several other broker and insurer defendants, asserting violations of Ohio's antitrust laws. The complaint alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $500 per day penalty for each day of conspiratorial conduct. The complaint is pending in the Court of Common Pleas, Cuyahoga County, Ohio before Judge John J. Russo. AIG and the other broker and insurer defendants are currently negotiating a schedule for briefing motions to dismiss as well as a stay of discovery.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)


In July 2007, in the previously disclosed dispute between certain AIG companies (the AIG Plaintiffs) and the Robert Plan Corporation (RPC), RPC (along with Eagle and Newark, two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100 million, unspecified punitive damages, declaratory relief, and imposition of a constructive trust. On September 26, 2007, in the previously pending New York action, the Court granted the AIG Plaintiffs' motion for leave to amend their complaint against RPC and to add claims against the individual shareholders of RPC and issued an injunction prohibiting the individual shareholders of RPC from loaning RPC additional funds. The Court denied the AIG Plaintiffs' motion to amend their complaint to add claims against Lincoln General Insurance Company (Lincoln General) and denied the AIG Plaintiffs' motion for an injunction against RPC and Lincoln General. The Court determined leave against Lincoln General to be unwarranted at this time because, the Court found, the AIG Plaintiffs have not to date suffered any actual injury arising out of Lincoln General's conduct. The Court indicated, however, that the AIG Plaintiffs might later be entitled to leave to bring their claims against Lincoln General at such time as they sustain such injury.

On August 31 and September 28, 2007, in the previously disclosed multidistrict litigation arising out of allegations concerning bidding practices for insurance coverage and compensation paid to insurance producers in certain sectors of the insurance industry, the Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims. The Court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. The Court has not yet issued a decision regarding defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and, as a result, that action is still pending.

The Company cannot currently predict the outcome or reasonably estimate the potential costs related to these matters. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                          PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are incorporated by reference herein, as indicated below, to this Registration Statement:

The following financial statements of FS Variable Separate Account and financial statements of First SunAmerica Life Insurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 7 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940, File Nos. 333-128124 and 811-08810, filed on April 30, 2007, Accession No.
0000950124-07-002507:

FS Variable Separate Account

     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of December 31, 2006

     -   Schedule of Portfolio Investments as of December 31, 2006

     -   Statement of Operations for the year ended December 31, 2006

     - Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005

     -   Notes to Financial Statements

First SunAmerica Life Insurance Company

     -   Report of Independent Registered Public Accounting Firm

     -   Balance Sheet as of December 31, 2006 and 2005

     - Statement of Income and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004

     - Statement of Cash Flows for the years ended December 31, 2006, 2005 and 2004

     -   Notes to Financial Statements

The following statutory financial statements of American Home Assurance Company are included herein:

     -   Report of Independent Auditors

     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2006 and 2005


     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2006, 2005 and 2004



     - Statements of Cash Flow for the years ended December 31, 2006, 2005 and 2004


     -   Notes to Statutory Basis Financial Statements

(b) Exhibits


(1)   Resolution Establishing Separate Account.........................   1
(2)   Custody Agreements...............................................   Not Applicable
(3)   (a)  Form of Distribution Agreement..............................   1
      (b)  Form of Selling Agreement...................................   1
(4)   Variable Annuity Contract
      (a)  Individual Variable Annuity Contract........................   5
      (b)  Death Benefit Endorsement for Contracts Issued before May 1,
           2007........................................................   5
      (c)  Death Benefit Endorsement for Contracts Issued May 1, 2007
           and after...................................................   8
      (d)  Letter of Intent Endorsement................................   5
      (e)  Rights of Accumulation Endorsement..........................   5
      (f)  Guaranteed Minimum Withdrawal Benefit Endorsement...........   5
      (g)  Optional Guaranteed Minimum Withdrawal Benefit Maximum
           Anniversary Value Endorsement (GMWB for Life)...............   7
      (h)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement
           (GMWB with Bonus for Single Life)...........................   Filed Herewith
      (i)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement
           (GMWB with Bonus for Two Lives).............................   Filed Herewith
(5)   (a)  Form of Application for Contract............................   5
(6)   Corporate Documents of Depositor
      (a)  Certificate of Incorporation................................   1
      (b)  By-Laws.....................................................   1
(7)   Reinsurance Contract.............................................   Not Applicable

(8)   Material Contracts
      (a)  Form of American Funds Insurance Series.....................   2
      (b)  Form of Anchor Series Trust.................................   1
      (c)  Form of Lord Abbett Series Fund.............................   2
      (d)  Form of SunAmerica Series Trust.............................   1
      (e)  Form of VanKampen Trust.....................................   2
(9)   (a)  Form of Opinion of Counsel and Consent of Depositor.........   5
      (b)  Form of Opinion of Counsel and Consent of Sullivan &
           Cromwell LLP, Counsel to American Home Assurance Company....   4
(10)  Consent of Independent Registered Public Accounting Firm.........   Filed Herewith
(11)  Financial Statements Omitted from Item 23........................   Not Applicable
(12)  Initial Capitalization Agreement.................................   Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly
           Controlled By or Under Common Owner Control with First
           SunAmerica Life Insurance Company, the Depositor of
           Registrant..................................................   8
      (b)  Power of Attorney
           (1) Power of Attorney -- First SunAmerica Life Insurance
           Company Directors...........................................   8
           (2) Power of Attorney -- American Home Assurance Company
               Directors...............................................   6
      (c)  Support Agreement of American International Group, Inc. ....   3
      (d)  General Guarantee Agreement by American Home Assurance
           Company.....................................................   3


---------------

1 Incorporated by reference to Form N-4, Post-Effective Amendment No. 5 and
  Amendment No. 7, File Nos. 033-85014 and 811-08810, filed on January 30, 1998, Accession No. 0000950148-98-000132.

2 Incorporated by reference to Form N-4, Post-Effective Amendment No. 18 and
  Amendment No. 20, File Nos. 033-85014 and 811-08810, filed on November 27, 2002, Accession No. 0000950148-02-002786.

3 Incorporated by reference to Form N-4, initial registration statement to File
  Nos. 333-128124 and 811-08810, filed September 6, 2005, Accession No. 0000950129-05-008996.

4 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No.
  7 to File Nos. 333-102137 and 811-08810, filed October 21, 2005, Accession No. 0000950129-05-009958.

5 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1, File Nos. 333-128124 and 811-08810, filed on May 1, 2006, Accession No. 0000950129-06-004634.

6 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
  2, File Nos. 333-128124 and 811-08810, filed on June 23, 2006, Accession No. 0000950129-06-006610.

7 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
  5, File Nos. 333-128124 and 811-08810, filed on November 22, 2006, Accession No. 0000950124-06-007096.


8 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No.
  8, File Nos. 333-128124 and 811-08810, filed on April 30, 2007, Accession No. 0000950124-07-002507.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of First SunAmerica Life Insurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                                                                         POSITION
----                                                                         --------
Jay S. Wintrob.......................................  Director, Chief Executive Officer and President
Michael J. Akers(2)..................................  Director and Senior Vice President
N. Scott Gillis(1)...................................  Director, Senior Vice President and Chief Financial
                                                       Officer
Jana W. Greer(1).....................................  Director and Executive Vice President
Bruce R. Abrams(2)...................................  Director and Executive Vice President
Christine A. Nixon...................................  Director, Senior Vice President and Secretary
M. Bernard Aidinoff(5)...............................  Director
Patrick J. Foley(6)..................................  Director
Cecil C. Gamwell III(7)..............................  Director
Jack R. Harnes(8)....................................  Director
David L. Herzog(3)...................................  Director
John I. Howell(9)....................................  Director
Christopher J. Swift(3)..............................  Director
Stewart R. Polakov(1)................................  Senior Vice President and Controller
Edwin R. Raquel(1)...................................  Senior Vice President and Chief Actuary
Mallary L. Reznik....................................  Senior Vice President and General Counsel
Timothy W. Still(1)..................................  Senior Vice President
Gavin D. Friedman....................................  Vice President and Deputy General Counsel
Roger E. Hahn(4).....................................  Vice President
Tracey Harris(2).....................................  Vice President
Rodney A. Haviland(1)................................  Vice President
Sharla A. Jackson(10)................................  Vice President
Frank J. Julian(1)...................................  Vice President and Chief Compliance Officer
Michelle H. Powers(2)................................  Vice President
Stephen Stone(1).....................................  Vice President
Monica Suryapranata(1)...............................  Vice President and Variable Annuity Product
                                                       Controller
Edward T. Texeria(1).................................  Vice President
Virginia N. Puzon....................................  Assistant Secretary


---------------

 (1) 21650 Oxnard Street, Woodland Hills, CA 91367

 (2) 2929 Allen Parkway, Houston, TX 77019

 (3) 70 Pine Street, New York, NY 10270

 (4) 2727 Allen Parkway, Houston, TX 77019

 (5) Sullivan & Cromwell, 125 Broad Street, New York, NY 10004

 (6) 130 Water Street, New York, NY 10005

 (7) 419 West Beach Road, Charlestown, RI 02813

 (8) 64 South Quaker Hill Road, Pawling, NY 12564

 (9) 148 Wellington Lane, Springfield Center, NY 13468


(10) 205 East 10th Street, Amarillo, TX 79101


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of First SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-07-003026, filed March 1, 2007.

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of October 30, 2007, the number of Polaris II A-Class Platinum Series contracts funded by FS Variable Separate Account was 164 of which 54 were qualified and 110 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Third Article of the Company's Amended and Restated Certificate of Incorporation and Article Fifteen of the Company's parent, AIG Retirement Services, Inc., By-Laws provide for the indemnification of directors and officers to the full extent required or permitted by the law, including the advance of expenses under the procedures set forth herein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    AIG SunAmerica Life Assurance Company -- Variable Separate Account
     AIG SunAmerica Life Assurance Company -- Variable Annuity Account One
     AIG SunAmerica Life Assurance Company -- Variable Annuity Account Two
     AIG SunAmerica Life Assurance Company -- Variable Annuity Account Four
     AIG SunAmerica Life Assurance Company -- Variable Annuity Account Five
     AIG SunAmerica Life Assurance Company -- Variable Annuity Account Seven
     AIG SunAmerica Life Assurance Company -- Variable Annuity Account Nine First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine AIG Series Trust
     SunAmerica Series Trust
     SunAmerica Equity Funds
     SunAmerica Income Funds

        SunAmerica Focused Series, Inc.
        SunAmerica Money Market Funds, Inc.
SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:

OFFICER/DIRECTORS*                                                     POSITION
------------------                                                     --------
Peter A. Harbeck.................................  Director
James T. Nichols.................................  Director, President & Chief Executive Officer
Debbie Potash-Turner.............................  Senior Vice President & Chief Financial Officer
Frank Curran.....................................  Controller
Joseph D. Neary..................................  Chief Compliance Officer
John T. Genoy....................................  Vice President
Mallary L. Reznik**..............................  Vice President
Kathleen S. Stevens..............................  Manager, Compliance
Christine A. Nixon**.............................  Secretary
Virginia N. Puzon**..............................  Assistant Secretary

---------------

 * Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California
   90067.

(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FS Variable Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 8 and Amendment No. 9 to be signed on its behalf by the undersigned, in the City of Los Angeles, and the State of California, on this 31st day of October, 2007.


                                       FS VARIABLE SEPARATE ACCOUNT
                                       (Registrant)

                                       By: FIRST SUNAMERICA LIFE INSURANCE
                                       COMPANY

                                       By:        /s/ JAY S. WINTROB
                                         ---------------------------------------
                                                     JAY S. WINTROB,
                                                 CHIEF EXECUTIVE OFFICER

                                       By: FIRST SUNAMERICA LIFE INSURANCE
                                       COMPANY
                                       (Depositor)

                                       By:        /s/ JAY S. WINTROB
                                         ---------------------------------------
                                                     JAY S. WINTROB,
                                                 CHIEF EXECUTIVE OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                    SIGNATURE                                           TITLE                              DATE
                    ---------                                           -----                              ----

JAY S. WINTROB*                                         Chief Executive Officer, President &         October 31, 2007
------------------------------------------------                      Director
JAY S. WINTROB                                              (Principal Executive Officer)


BRUCE R. ABRAMS*                                                      Director                       October 31, 2007
------------------------------------------------
BRUCE R. ABRAMS


M. BERNARD AIDINOFF*                                                  Director                       October 31, 2007
------------------------------------------------
M. BERNARD AIDINOFF


MICHAEL J. AKERS*                                                     Director                       October 31, 2007
------------------------------------------------
MICHAEL J. AKERS


PATRICK J. FOLEY*                                                     Director                       October 31, 2007
------------------------------------------------
PATRICK J. FOLEY


CECIL C. GAMWELL III*                                                 Director                       October 31, 2007
------------------------------------------------
CECIL C. GAMWELL III

                    SIGNATURE                                           TITLE                              DATE
                    ---------                                           -----                              ----


N. SCOTT GILLIS*                                       Senior Vice President, Chief Financial        October 31, 2007
------------------------------------------------       Officer & Director (Principal Financial
N. SCOTT GILLIS                                                       Officer)


JANA W. GREER*                                                        Director                       October 31, 2007
------------------------------------------------
JANA W. GREER


JACK R. HARNES*                                                       Director                       October 31, 2007
------------------------------------------------
JACK R. HARNES


DAVID L. HERZOG*                                                      Director                       October 31, 2007
------------------------------------------------
DAVID L. HERZOG


JOHN I. HOWELL*                                                       Director                       October 31, 2007
------------------------------------------------
JOHN I. HOWELL


CHRISTINE A. NIXON*                                                   Director                       October 31, 2007
------------------------------------------------
CHRISTINE A. NIXON


CHRISTOPHER J. SWIFT*                                                 Director                       October 31, 2007
------------------------------------------------
CHRISTOPHER J. SWIFT


STEWART R. POLAKOV*                                     Senior Vice President and Controller         October 31, 2007
------------------------------------------------           (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                                                 Attorney-in-Fact                   October 31, 2007
------------------------------------------------
*MANDA GHAFERI

American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and the State of New York, on this 31st day of October, 2007.


                                       By: AMERICAN HOME ASSURANCE COMPANY

                                       By:     /s/ ROBERT S. SCHIMEK
                                       -----------------------------------------
                                                  ROBERT S. SCHIMEK,
                                          SENIOR VICE PRESIDENT AND TREASURER


                    SIGNATURE                                           TITLE                               DATE
                    ---------                                           -----                               ----

*M. BERNARD AIDINOFF                                                   Director                       October 31, 2007
------------------------------------------------
M. BERNARD AIDINOFF


*JOHN QUINLAN DOYLE                                             Director and President                October 31, 2007
------------------------------------------------
JOHN QUINLAN DOYLE


                                                                       Director                       October 31, 2007
------------------------------------------------
W. GORDON KNIGHT


*DAVID NEIL FIELDS                                                     Director                       October 31, 2007
------------------------------------------------
DAVID NEIL FIELDS


*KENNETH VINCENT HARKINS                                               Director                       October 31, 2007
------------------------------------------------
KENNETH VINCENT HARKINS


                                                                       Director                       October 31, 2007
------------------------------------------------
CHARLES DANGELO


*DAVID LAWRENCE HERZOG                                                 Director                       October 31, 2007
------------------------------------------------
DAVID LAWRENCE HERZOG


*ROBERT EDWARD LEWIS                                                   Director                       October 31, 2007
------------------------------------------------
ROBERT EDWARD LEWIS


*KRISTIAN PHILIP MOOR                                           Director and Chairman                 October 31, 2007
------------------------------------------------
KRISTIAN PHILIP MOOR


*WIN JAY NEUGER                                                        Director                       October 31, 2007
------------------------------------------------
WIN JAY NEUGER


*ROBERT S. SCHIMEK                                       Director, Senior Vice President and          October 31, 2007
------------------------------------------------                      Treasurer
ROBERT S. SCHIMEK


*NICHOLAS SHAW TYLER                                                   Director                       October 31, 2007
------------------------------------------------
NICHOLAS SHAW TYLER


*NICHOLAS CHARLES WALSH                                                Director                       October 31, 2007
------------------------------------------------
NICHOLAS CHARLES WALSH




By:     /s/ ROBERT S. SCHIMEK                                      Attorney-in-Fact                   October 31, 2007
        ------------------------------------------
        *ROBERT S. SCHIMEK

                                 EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
 (4)(h)        Optional Guaranteed Minimum Withdrawal Benefit Endorsement
               (GMWB with Bonus for Single Life)
 (4)(i)        Optional Guaranteed Minimum Withdrawal Benefit Endorsement
               (GMWB with Bonus for Two Lives)
(10)           Consent of Independent Registered Public Accounting Firm